WILLIAM BLAIR FUNDS

                  SUPPLEMENT TO PROSPECTUSES DATED MAY 1, 2001


     The Board of Trustees approved changes to the non-fundamental investment policy on diversification for the Growth Fund, Tax-Managed Growth Fund, Large Cap Growth Fund, Small Cap Growth Fund, Disciplined Large Cap Fund and International Growth Fund on July 24, 2001, to make the policy consistent with the current investment policy of the Value Discovery Fund. To reflect this change, the full paragraph following the caption "Diversification" on page 57 of the Class N Shares Prospectus, page 54 of the Class I Shares Prospectus and Page 58 of the Class A, B and C Shares Prospectus is hereby amended to read as follows:

          "The Income Fund and the Ready Reserves Fund will not purchase the securities of any issuer if, as a result, more than 5% of the Fund's total assets would be invested in such issuer. In addition, the Income Fund and the Ready Reserves Fund will not purchase more than 10% of the outstandingvoting securities of any issuer. For the other Funds, the 5% and 10% limitations apply only to 75% of each Fund's net assets. These limitations do not apply to U.S. Government securities or to government agency or instrumentality securities."



July 27, 2001

                               WILLIAM BLAIR FUNDS
                              222 West Adams Street
                             Chicago, Illinois 60606

                               WILLIAM BLAIR FUNDS
                              222 WEST ADAMS STREET
                             CHICAGO, ILLINOIS 60606
                                 (312) 364-8000
                                 1-800-635-2886
                        (IN MASSACHUSETTS 1-800-635-2840)

                       STATEMENT OF ADDITIONAL INFORMATION
                                   GROWTH FUND
                             TAX-MANAGED GROWTH FUND
                              LARGE CAP GROWTH FUND
                              SMALL CAP GROWTH FUND
                            INTERNATIONAL GROWTH FUND
                           DISCIPLINED LARGE CAP FUND
                              VALUE DISCOVERY FUND
                                   INCOME FUND
                               READY RESERVES FUND

                                  MAY 1, 2001,
                        AS SUPPLEMENTED ON JULY 27, 2001.

This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus of William Blair Funds (the "Trust") dated May 1, 2001. The financial statements for the William Blair Funds for the year ended December 31, 2000, and the Report of Independent Auditors thereon are incorporated by reference from the Annual Report to Shareholders dated December 31, 2000. The Prospectus and Annual Report to Shareholders may be obtained without charge by writing or calling the Trust.

                                TABLE OF CONTENTS

                                                                            PAGE
Management of the Trust........................................................1
     Investment Advisor........................................................1
     Distributor...............................................................2
     Code of Ethics............................................................4
     Trustees and Officers.....................................................4
     Principal Shareholders....................................................6
     Brokerage and Fund Transactions..........................................19

Investment Policies and Restrictions..........................................21

Investment Practices..........................................................22
     Borrowings...............................................................22
     Collateralized Obligations...............................................23
     Derivative Instruments...................................................26
     Foreign Securities.......................................................32
     Forward Foreign Currency Transactions....................................34
     Foreign Currency Futures.................................................35
     High-Yield/High-Risk Securities..........................................35
     Investment Companies.....................................................35
     Illiquid Securities......................................................35
     Lending  ................................................................36
     New Companies............................................................36
     Repurchase Agreements....................................................36
     Restricted Securities....................................................36
     Small Companies..........................................................37
     Warrants.................................................................37

     When-Issued or Delayed Delivery Transactions.............................37

Additional Information About Share Classes....................................37
     Purchases................................................................37
     Purchase of Shares--Alternative Purchase Arrangements....................37
     Eligibility..............................................................38
     Distribution Fees........................................................39
     Shareholder Service Fees.................................................39
     Service Fees.............................................................39
     Summary of Ongoing Fees for Class A Shares...............................39
     Summary of Ongoing Fees for Class B Shares...............................39
     Summary of Ongoing Fees for Class C Shares...............................39
     Summary of Ongoing Fees for Class N Shares...............................39
     Summary of Ongoing Fees for Class I Shares...............................39
     Initial Sales Charge Alternative-Class A Shares..........................39
     Deferred Sales Charge Alternative--Class B Shares........................41
     Purchase of Class C Shares...............................................41
     Purchase of Class N and Class I Shares...................................41
     Fees Paid by Distributor to Service Firms................................41
     Class A Shares...........................................................42
     Class B Shares...........................................................42
     Class C Shares...........................................................42
     Class N Shares...........................................................42
     General  ................................................................42
     Redemptions..............................................................43
     Suspension of Redemption or Delay in Payment.............................43
     Special Redemptions......................................................44
     Contingent Deferred Sales Charge--Large Order NAV Purchase Privilege.....44
     Contingent Deferred Sales Charge--Class B Shares.........................44
     Contingent Deferred Sales Charge--Class C Shares.........................45
     Contingent Deferred Sales Charge--General................................45
     Class A Shares--Combined Purchases.......................................46
     Class A Shares--Letter of Intent.........................................46
     Class A Shares--Cumulative Discount......................................46
     Class A Shares--Availability of Quantity Discounts.......................46
     Exchange Privilege.......................................................46

General Trust Information.....................................................47
     Determination of Net Asset Value.........................................47
     Performance..............................................................48
     Historical Performance...................................................48
     Comparison of Fund Performance to Market Indices.........................51
     Tax Status...............................................................53
     Retirement Plans.........................................................54
     Independent Auditors.....................................................55
     Legal Counsel............................................................55
     Custodian................................................................55
     Transfer Agent Services..................................................55
     Reports to Shareholders..................................................55

Shareholder Rights............................................................55

Investment Criteria...........................................................56

Trust History.................................................................57

Financial Information of the Trust............................................57

Appendix A -  Description of Money Market Instruments..........................1

Appendix B - Ratings of Debt Obligations Commercial Paper Ratings..............1

                             MANAGEMENT OF THE TRUST
--------------------------------------------------------------------------------

INVESTMENT ADVISOR. As stated in the Prospectus, William Blair & Company, L.L.C. ("Advisor") is the Trust's investment adviser and manager. Pursuant to an investment advisory and management agreement, the Advisor acts as each Fund's adviser, manages its investments, administers its business affairs, furnishes office facilities and equipment, provides clerical, bookkeeping and administrative services, provides shareholder and information services and permits any of its principals or employees to serve without compensation as trustees or officers of the Fund if elected to such positions. In addition to the management advisory fee, each portfolio pays the expenses of its operations, including a portion of the Trust's general administrative expenses, allocated on the basis of the Fund's net asset value. Expenses that will be borne directly by the Funds include, but are not limited to, the following: the fees and expenses of independent auditors, counsel, custodian and transfer agent, costs of reports and notices to shareholders, stationery, printing, postage, costs of calculating net asset value, brokerage commissions or transaction costs, taxes, registration fees, the fees and expenses of qualifying each Fund and its shares for distribution under Federal and state securities laws and membership dues in the Investment Company Institute or any similar organization.

The advisory agreement for a Fund continues in effect from year to year for so long as its continuation is approved at least annually (a) by a majority of the trustees who are not parties to such agreement or interested persons of any such party except in their capacity as trustees of the Trust and (b) by the shareholders of the Fund or the Board of Trustees. The agreement may be terminated at any time upon 60 days' notice by either party; the Fund may so terminate the agreement either by vote of the Board of Trustees or by majority vote of the outstanding shares of the affected portfolio. The agreement may also be terminated at any time either by vote of the Board of Trustees or by majority vote of the outstanding voting shares of the subject portfolio if the Advisor were determined to have breached the agreement. The agreement will terminate automatically upon assignment. The agreement provides that the Advisor shall not be liable for any error of judgment or of law, or for any loss suffered by the Fund in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the agreement.

Upon termination of the agreement and when so requested by the Advisor, the Trust will refrain from using the name "William Blair" in its name or in its business in any form or combination.

For the services and facilities furnished to each portfolio, the Trust pays the Advisor an advisory fee, which is accrued daily and paid monthly on the first business day of the following month. The Growth Fund pays an advisory fee at a rate of .75% of the portfolio's average daily net assets. For the fiscal years ended December 31, 2000, 1999 and 1998, the Advisor received fees of $5,293,410, $5,616,635 and $4,861,435, respectively.

The Tax-Managed Growth Fund pays an advisory fee at a rate of .80% of the portfolio's average daily net assets. The Advisor earned fees of $14,320 in 2000 and $67 for the period from December 27, 1999 (Commencement of Operations) to December 31, 1999, respectively, all of which were waived. The Advisor has entered into an agreement with the Trust to cap the Fund's Class I share expenses at 1.11% until at least April 30, 2002. For the Fund's Class A, B, C, and N shares, the expenses will be capped at 1.11% plus any distribution and/or shareholder services fees. The Advisor may terminate the agreement at any time without penalty upon 60 days' written notice to the Trust.

The Large Cap Growth Fund pays an advisory fee at a rate of .80% of the portfolio's average daily net assets. The Advisor earned fees of $84,094 in 2000 and $73 for the period from December 27, 1999 (Commencement of Operations) to December 31, 1999, respectively, all of which were waived. The Advisor has entered into an agreement with the Trust to cap the Fund's Class I share expenses at 1.11% until at least April 30, 2002. For the Fund's Class A, B, C, and N shares, the expenses will be capped at 1.11% plus any distribution and/or shareholder services fees. The Advisor may terminate the agreement at any time without penalty upon 60 days' written notice to the Trust.

The Small Cap Growth Fund pays an advisory fee at a rate of 1.10% of the portfolio's average daily net assets. The Advisor earned fees of $146,024 (after the waiver of $156,420) in 2000 and $535 for the period from December 27, 1999 (Commencement of Operations) to December 31, 1999 (all of which was waived). The Advisor has entered into an agreement with the Trust to cap the Fund's Class I share expenses at 1.33% until at least April 30, 2002. For the Fund's Class A, B, C, and N shares, the expenses will be capped at 1.33% plus any distribution and/or shareholder services fees. The Advisor may terminate the agreement at any time without penalty upon 60 days' written notice to the Trust.

The International Growth Fund pays an advisory fee at a rate of 1.10% of the first $250 million of average daily net assets plus 1.00% of average daily net assets over $250 million. For the services and facilities furnished during the fiscal years ended December 31, 2000, 1999 and 1998, the Advisor received fees of $3,610,343, $2,068,002, and $1,557,766, respectively.

The Disciplined Large Cap Fund pays an advisory fee at a rate of .80% of the portfolio's average daily net assets. The Advisor earned fees of $29,271 in 2000 and $95 for the period from December 27, 1999 (Commencement of Operations) to December 31, 1999, respectively, all of which were waived. The Advisor has entered into an agreement with the Trust to cap the Fund's Class I share's expenses at 1.00% until at least April 30, 2002. For the Fund's Class A, B, C, and N shares, the expenses will be capped at 1.00% plus any distribution and/or shareholder services fees. The Advisor may terminate the agreement at any time upon 60 days' written notice to the Trust.

The Value Discovery Fund pays an advisory fee at a rate of 1.15% of the portfolio's average daily net assets. The Advisor earned fees of $533,647 (after the waiver of $143,988) in 2000, $513,144 (after the waiver of $14,075) in 1999 and $442,942 in 1998. The Advisor has entered into an agreement with the Fund to cap the Fund's Class I share expenses at 1.35% until at least April 30, 2002. For the Fund's Class A, B, C, and N shares, the expenses will be capped at 1.35% plus any distribution and/or shareholder services fees. The Advisor may terminate the agreement at any time upon 60 days' written notice to the Trust.

The Income Fund pays an advisory fee at a rate of .25% of the first $250 million of average daily net assets plus .20% of average daily net assets over $250 million plus 5% of the gross income earned by the portfolio. For the services and facilities furnished to the portfolio pursuant to the advisory agreement during the fiscal years ended December 31, 2000, 1999 and 1998, the Fund paid $1,001,025, $1,082,218 and $1,046,049, respectively.

The Ready Reserves Fund pays an advisory fee at a rate of .28% of the first $250 million of average daily net assets, plus .25% of the next $250 million of average daily net assets, plus .23% of the next $2 billion of average daily net assets, plus .20% of the average daily net assets over $2.5 billion. Prior to January 1, 2000, the Ready Reserves Fund paid an advisory fee at a rate of .625% of the first $250 million of average daily net assets, plus .60% of the next $250 million of average daily net assets, plus .575% of the next $2 billion of average daily net assets, plus .55% of the average daily net assets over $2.5 billion. For the services and facilities furnished to the portfolio pursuant to the advisory agreement during the fiscal years ended December 31, 2000, 1999 and 1998, the Advisor received fees of $2,802,205, $6,564,500 and $6,215,491, respectively.

The Advisor has agreed to reimburse the Trust should all operating expenses of the Growth Fund, Income Fund or Ready Reserves Fund, including the compensation of the Advisor but excluding taxes, distribution and shareholder services fees, interest, extraordinary expenses and brokerage commissions or transaction costs, exceed 1.50% of the first $30 million of average net assets of the portfolio and 1.00% of average net assets over $30 million of the portfolio on an annual basis.

DISTRIBUTOR. Pursuant to separate Underwriting and Distribution Agreements, William Blair & Company, L.L.C. also is the principal underwriter and distributor ("Distributor") for shares of the Trust and acts as agent of the Trust in the sale of its shares.

Each Distribution Agreement continues in effect from year to year so long as such continuance is approved for each class at least annually by a vote of the Board of Trustees of the Trust, including the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the Distribution Agreement. Each Distribution Agreement automatically terminates in the event of its assignment and may be terminated for a class at any time without penalty by a Fund or by the Distributor upon 60 days' notice. Termination by the Trust with respect to a class may be by vote of a majority of the Board of Trustees, or a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the Distribution Agreement, or a "majority of the outstanding voting securities" of the class of a Fund, as defined under the 1940 Act. The Distribution Agreements may not be amended for a class to increase the fee to be paid by a Fund with respect to such class without approval by a majority of the outstanding voting securities of such class of the Fund and all material amendments must in any event be approved by the Board of Trustees in the manner described above with respect to the continuation of the Distribution Agreement.

Each Fund (with the exception of the Ready Reserves Fund) has also adopted plans under Rule 12b-1 ("Distribution Plans") that provide for fees to compensate the Distributor for distribution and services for Class B, Class C and Class N shares. For its services under the Distribution Plans, the Distributor receives a distribution fee from each Fund, payable monthly, at the annual rate of 0.75%, 0.75% and 0.25%, of average daily net assets attributable to Class B, Class C and Class N shares, respectively, of each Fund except for Class N shares of the Income Fund. For the Class N shares of the Income Fund, the Distributor receives a fee under the Distribution Plan, payable monthly, at the annual rate of 0.15%. The Distribution Plans are compensation plans, which means that the Distributor is compensated regardless of its expenses, as opposed to reimbursement plans which reimburse only for expenses incurred. The Distributor may pay all or a portion of its fee to financial services firms who assist in distributing or promoting the sale of Fund shares. During 2000, the following expenditures were made to compensate financial service firms pursuant to the Distribution Plans:

Growth Fund, Class B                                                  $2,148
Growth Fund, Class C                                                  $2,561
Growth Fund, Class N                                                $487,097

Tax-Managed Growth Fund, Class B                                        $400
Tax-Managed Growth Fund, Class C                                        $135
Tax-Managed Growth Fund, Class N                                          $0

Large Cap Growth Fund, Class B                                          $400
Large Cap Growth Fund, Class C                                          $260
Large Cap Growth Fund, Class N                                            $0

Small Cap Growth Fund, Class B                                          $800
Small Cap Growth Fund, Class C                                       $10,952
Small Cap Growth Fund, Class N                                        $1,828

International Growth Fund, Class B                                    $3,741
International Growth Fund, Class C                                    $4,826
International Growth Fund, Class N                                  $172,727

Disciplined Large Cap Fund, Class B                                     $400
Disciplined Large Cap Fund, Class C                                     $115
Disciplined Large Cap Fund, Class N                                       $0

Value Discovery Fund, Class B                                         $7,238
Value Discovery Fund, Class C                                           $208
Value Discovery Fund, Class N                                         $2,264

Income Fund, Class B                                                    $750
Income Fund, Class C                                                      $0
Income Fund, Class N                                                 $29,540

During 2000, the following expenditures were made for other distribution activities, such as advertising and printing, pursuant to the Distribution
Plans:

Growth Fund                                                         $310,200
Tax-Managed Growth Fund                                               $2,815
Large Cap Growth Fund                                                 $6,190
Small Cap Growth Fund                                                $16,198
International Growth Fund                                           $185,773
Disciplined Large Cap Fund                                            $2,383
Value Discovery Fund                                                 $41,763
Income Fund                                                          $94,155

From time to time, the Distributor and financial service firms it appoints may engage in activities which jointly promote the sales of shares of multiple Funds, the cost of which may not be readily identifiable or related to any one Fund. Generally, the distribution expenses attributed to such joint distribution activities will be allocated among each Fund on the basis of its respective net assets.

Each Distribution Plan continues in effect from year to year so long as such continuance is approved for each class at least annually by a vote of the Board of Trustees of the Trust, including the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the Distribution Plan. Each Distribution Plan may be terminated for a class at any time without penalty or by vote of a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the Distribution Plan or by vote of a majority of the outstanding securities of a class of a Fund. If a Distribution Plan is terminated in accordance with its terms, the obligation of a Fund to make payments to the Distributor pursuant to the Distribution Plan will cease and the Fund will not be required to make any payments past the termination date. Thus, there is no legal obligation for the Fund to pay any expenses incurred by the Distributor in excess of its fees under a Distribution Plan, if for any reason the Plan is terminated in accordance with its terms. Future fees under a Distribution Plan may or may not be sufficient to reimburse the Distributor for its expenses incurred. The Distribution Plans may not be amended for a class to increase the fee to be paid by a Fund with respect to such class without approval by a majority of the outstanding voting securities of such class of the Fund and all material amendments must in any event be approved by the Board of Trustees in the manner described above with respect to the continuation of the Distribution Plan.

The Board of Trustees considered various factors in making the determination that the Distribution Plans are reasonably likely to benefit the Funds and their respective shareholders, including: (1) the fact that the Funds would be primarily dependent for sales of their shares on broker-dealers which cannot be expected to sell Fund shares without compensation; (2) the likelihood that the Distribution Plans would stimulate sales of shares of the Funds and assist in increasing the asset base of the Funds; (3) the potential advantages to shareholders of the Funds of prompt and significant growth of the asset base of the Funds, including greater liquidity, more investment flexibility and achievement of greater economies of scale; (4) the formula pursuant to which the payment of fees under the Distribution Plans is determined; (5) the reasonableness of the fees to be paid under the Distribution Plans in view of the levels and types of services that the Distributor will provide; (6) the lack of reasonable alternative methods of distribution and payments thereof which would be equally effective; and (7) the fact that any significant increase in the asset value of the Funds would benefit the investment advisor of the Funds by increasing the fees payable to it.

Messrs. Balkin, Barber, Brewer, Fischer, Fuller, Greig, Hanig, Jancosek, Jostrand, Kaplan, Kayser, Kirtman, Kleczka, Ms. Lash, Merjan, Myer, Pusinelli, Ms. Riddell, Ms. Seitz, Messrs. Stekl, Sullivan, Truderung and Urbina, Ms. Garavalia and Ms. Gassmann, who are trustees or officers of the Fund, are also principals or employees of the Advisor/Distributor as indicated under "Trustees and Officers." Such persons, as well as the Advisor/Distributor, have a direct or indirect financial interest in the Distribution Plans and related Distribution Agreements. None of the Trustees who are not interested persons of the Trust have any direct or indirect financial interest in the Distribution Plans and related Distribution Agreements.

The Advisor/Distributor is a limited liability company, the affairs of which are controlled by all its principals, none of whom owns more than 25% of the firm. The Chief Executive Officer of the firm is E. David Coolidge, III and the Executive Committee is comprised of Rocky Barber, E. David Coolidge, III, John
R. Ettelson, Richard D. Gottfred, Edgar D. Jannotta, John P. Kayser, Richard P. Kiphart, Albert J. Lacher, Joseph F. LaManna and James D. McKinney.

CODE OF ETHICS. The Trust and Advisor/Distributor have adopted a joint Code of Ethics (the "Code") in accordance with Rule 17j-1 under the Investment Company Act of 1940 (the "1940 Act"). The Code allows access persons to purchase and sell securities for their own accounts, subject to industry standard reporting requirements and trading restrictions. The Code requires that such persons, among other things, pre-clear their securities transactions, with certain limited exceptions. The Code also bans investment personnel from acquiring any securities in an initial public offering. The Code prohibits all persons subject to the Code from purchasing or selling any security if such person knows or reasonably should know at the time of the transaction that the security was being purchased or sold or was being considered for such purchase or sale by a Fund. Finally, the Code provides for trading "black out" periods of seven calendar days for portfolio managers who may not trade in securities which have been purchased or sold by any mutual fund or other account managed by the portfolio manager. The foregoing description is qualified in its entirety by the Code, a copy of which has been filed with the Securities and Exchange Commission.

TRUSTEES AND OFFICERS. The trustees and officers of the Trust, their birth dates, their principal occupations during the last five years, their affiliations, if any, with William Blair & Company, L.L.C. and other significant affiliations are set forth below. Unless otherwise noted, the address of each officer and trustee is 222 West Adams Street, Chicago, Illinois 60606.

F. CONRAD FISCHER (04/29/34), (1)* Chairman of the Board and Trustee; Principal, William Blair & Company, L.L.C.; Trustee Emeritus, Chicago Child Care Society, a non-profit organization, and Investment Committee, Kalamazoo College; Partner, APM Limited Partnership.

J. GRANT BEADLE (12/16/32), (2)(3)(4) Trustee; Retired Chairman and Chief Executive Officer, Union Special Corporation, industrial sewing machine manufacturer; Retired Associate Director, Northwestern University Institute for The Learning Sciences; Oliver Products Company, Batts Group and Woodward Governor Company.

THEODORE A. BOSLER (12/02/34), (1)(2)(3)(4) Trustee; Retired Principal and Vice President, Lincoln Capital Management; Director, Thresholds, a psychiatric recovery center, and Institute of Chartered Financial Analysts.

JOHN P. KAYSER (08/21/49), (1)* Trustee; Vice President of the Trust; Principal, William Blair & Company, L.L.C.; Director, DuPage Children's Museum.

ANN P. MCDERMOTT (10/24/39), (2)(3)(4) Trustee; Rush Presbyterian St. Luke's Medical Center, Women's Board; Honorary Director, Visiting Nurse Association; Director, Presbyterian Homes; Northwestern University, Women's Board; University of Chicago, Women's Board; Director, Washington State University Foundation.

JOHN B. SCHWEMM (05/18/34), (2)(3)(4) Trustee; Retired Chairman and Chief Executive Officer, R.R. Donnelley & Sons Company; Director, USG Corp., and Walgreen Co.

ROBERT E. WOOD II (05/07/38), (1)(2)(3) Trustee; Retired Executive Vice President, Morgan Stanley Dean Witter; Chairman, Add-Vision, Inc.; Chairman, Micro-Combustion, LLC.

ROCKY BARBER (10/20/51), Chief Executive Officer; Principal, William Blair & Company, L.L.C.; Vice President and Secretary, LaRabida Hospital Foundation; Past President, Stanford Associates.

MARCO HANIG (01/10/58), President; Principal, William Blair & Company, L.L.C.; former Senior Vice President, First Chicago NBD; Engagement Manager, Marakon Associates.

MICHAEL P. BALKIN (03/28/59), Senior Vice President; Principal, William Blair & Company, L.L.C.

MARK A. FULLER, III (03/11/57), Senior Vice President; Principal, William Blair & Company, L.L.C.

W. GEORGE GREIG (10/02/52), Senior Vice President; Principal, William Blair & Company, L.L.C.; former Portfolio Manager, Provident Capital Management; Manager, Akamai, partnership affiliated with Framlington Investment Management Limited; Partner, Pilgrim, Baxter & Greig.

JOHN F. JOSTRAND (03/29/54), Senior Vice President; Principal, William Blair & Company, L.L.C.

STAN KIRTMAN (09/08/41), Senior Vice President; Portfolio Manager, William Blair & Company, L.L.C.; former President and CIO, Nikko Global Asset Management.

GLEN KLECZKA (10/19/62), Senior Vice President; Portfolio Manager, William Blair & Company, L.L.C.; former Partner, Brinson Partners; former Portfolio Manager, CNA Financial Corp.

GRETCHEN S. LASH (10/20/53), Senior Vice President; Principal, William Blair & Company, L.L.C.; former Partner, Lincoln Capital Asset Management.

BENTLEY M. MYER (09/14/46), Senior Vice President; Principal, William Blair & Company, L.L.C.; Director, Delnor Community Hospital.

GREGORY J. PUSINELLI (11/28/58), Senior Vice President; Principal, William Blair & Company, L.L.C.; former Vice President and Principal, Stein Roe & Farnham Incorporated.

MICHELLE R. SEITZ (07/09/65), Senior Vice President; Principal, William Blair & Company, L.L.C.

NORBERT W. TRUDERUNG (05/02/52), Senior Vice President; Principal, William Blair & Company, L.L.C.

KARL W. BREWER (06/09/66), Vice President; Associate, William Blair & Company, L.L.C.; former Associate, Lehman Brothers, Inc.

MICHAEL A JANCOSEK (06/08/59), Vice President; Associate, William Blair & Company, L.L.C.; former Vice President, First Chicago NBD.

JAMES S. KAPLAN (10/18/60), Vice President; Associate, William Blair & Company, L.L.C.; former Vice President, First Union Bank.

TERENCE M. SULLIVAN (01/22/44), Vice President and Treasurer; Associate, William Blair & Company, L.L.C.

JEFFREY A. URBINA (03/11/55), Vice President; Associate, William Blair & Company, L.L.C.; former Director of Emerging Market Research and Portfolio Manager, Van Kampen American Capital.

COLETTE M. GARAVALIA (03/15/61), Secretary; Associate, William Blair & Company, L.L.C.; former Assistant Vice President, Scudder Kemper Investments.

JANET V. GASSMANN (01/20/67), Assistant Secretary; Administrative Assistant, William Blair & Company, L.L.C.; former Administrative Assistant, Shearson Lehman Brothers, Inc.

------------------
* Trustees who are interested persons as defined in the 1940 Act.
(1) Member of the Valuation Committee. Mr. Bosler is an alternate who will serve in the place of Mr. Wood in the event that Mr. Wood is unavailable for a Valuation Committee meeting.
(2) Member of the Standing Audit Committee. Mr. Schwemm is Chairperson of the Standing Audit Committee.
(3) Member of the Nominating and Governance Committee. J. Grant Beadle is the Chairperson of the Nominating and Governance Committee.
(4) Mr. Beadle, Mr. Bosler, Ms. McDermott and Mr. Schwemm employ the Advisor to manage assets that they control.

Effective February 1, 2000, trustees who are not affiliated with the Advisor receive an annual fee of $12,000 plus $3,000 for each meeting attended in person plus expenses, $1,500 for each meeting by telephone and $3,000 for each committee meeting held on a different day from a board meeting. Prior to February 1, 2000, the trustees and officers not affiliated with the Advisor received an annual fee of $8,000 plus $3,000 for each meeting attended in person plus expenses, $1,500 for each meeting by telephone and $3,000 for each committee meeting held on a different day from a board meeting. The trustees and officers affiliated with the Advisor received no compensation from the Trust.

The following table sets forth the compensation earned from the Trust for the fiscal year ended December 31, 2000 by trustees who are not affiliated with the
Advisor:


                                                                    PENSION OR             ESTIMATED
                                                                    RETIREMENT              ANNUAL
                                              AGGREGATE          BENEFITS ACCRUED          BENEFITS
                                            COMPENSATION            AS PART OF               UPON               TOTAL
                TRUSTEE                    FROM THE TRUST         TRUST EXPENSES          RETIREMENT         COMPENSATION
---------------------------------------    --------------        ---------------          ----------         ------------

J. Grant Beadle........................          $30,000                $0                    $0                 $30,000
Theodore A. Bosler.....................          $30,000                $0                    $0                 $30,000
Ann P. McDermott.......................          $30,000                $0                    $0                 $30,000
John B. Schwem.........................          $30,000                $0                    $0                 $30,000
Robert E. Wood II......................          $27,000                $0                    $0                 $27,000
                                                --------                --                    --                --------
                                                $147,000                $0                    $0                $147,000
                                                =======                 ==                    ==                ========

PRINCIPAL SHAREHOLDERS. The following table provides certain information at April 2, 2001 with respect to persons known to the Trust to be record holders of 5% or more of the shares of the following portfolios:

                                                        PERCENT OF FUND'S
                                                           OUTSTANDING
          NAME AND ADDRESS OF RECORD OWNER                COMMON STOCK
----------------------------------------------------    -----------------

GROWTH FUND CLASS A
-------------------

State Street Bank & Trust Co.                                 7.88%
Cust. For the IRA R/O
FBO Eileen M. Fiegel
2819 Lake Park Way
Longmont, CO 80503-7847

GROWTH FUND CLASS B
-------------------

William Blair & Co. L.L.C.                                   25.00%
Delaware Charter Guarantee & Trust Co.
222 West Adams Street
Chicago, IL 60606-5307

William Blair & Co. L.L.C.                                   14.75%
Delaware Charter Guarantee & Trust Co.
222 West Adams Street
Chicago, IL 60606-5307

William Blair & Co. L.L.C.                                   10.66%
Ferne Reichman Trustee
222 West Adams Street
Chicago, IL 60606-5307

William Blair & Co. L.L.C.                                    5.95%
Delaware Charter Guarantee & Trust Co.
222 West Adams Street
Chicago, IL 60606-5307

William Blair & Co. L.L.C.                                    5.57%
Roy W. Robbins
222 West Adams Street
Chicago, IL 60606-5307

William Blair & Co. L.L.C.                                    5.55%
Delaware Charter Guarantee & Trust Co.
222 West Adams Street
Chicago, IL 60606-5307

GROWTH FUND CLASS C
-------------------

William Blair & Co. L.L.C.                                   23.83%
Robert M. Brookman Trustee
222 West Adams Street
Chicago, IL 60606-5307

William Blair & Co. L.L.C.                                    8.01%
Delaware Charter Guarantee & Trust Co.
222 West Adams Street
Chicago, IL 60606-5307

                                                        PERCENT OF FUND'S
                                                           OUTSTANDING
          NAME AND ADDRESS OF RECORD OWNER                COMMON STOCK
----------------------------------------------------    -----------------

William Blair & Co. L.L.C.                                    7.13%
Delaware Charter Guarantee & Trust Co.
222 West Adams Street
Chicago, IL 60606-5307

William Blair & Co. L.L.C.                                    7.12%
Delaware Charter Guarantee & Trust Co.
222 West Adams Street
Chicago, IL 60606-5307

GROWTH FUND CLASS I
-------------------

Key Corp                                                     13.47%
FBO William Blair Profit
Sharing Plan
P.O. Box 94870
Cleveland, OH 44101-4870

GROWTH FUND CLASS N
-------------------

Charles Schwab & Co. Inc.                                    69.20%
Attn. Mutual Funds Dept.
101 Montgomery St.
San Francisco, CA 94104-4122

N F SC                                                       12.78%
B O Our Customers
Liberty Street
One World Financial Center
Attn. Mutual Funds Dept. 5th Fl
New York, NY 10281

Hillstrust                                                    5.69%
Trust Department
P.O. Box 100 131 Main Street
Hills, IA  52235-0100

TAX-MANAGED GROWTH FUND CLASS A
-------------------------------

William Blair & Co. L.L.C.                                  100.00%
222 West Adams Street
Chicago, IL 60606-5307

TAX-MANAGED GROWTH FUND CLASS B
-------------------------------

William Blair & Co. L.L.C.                                  100.00%
222 West Adams Street
Chicago, IL 60606-5307

                                                        PERCENT OF FUND'S
                                                           OUTSTANDING
          NAME AND ADDRESS OF RECORD OWNER                COMMON STOCK
----------------------------------------------------    -----------------

TAX-MANAGED GROWTH FUND CLASS C
-------------------------------

William Blair & Co. L.L.C.                                   74.45%
222 West Adams Street
Chicago, IL 60606-5307

William Blair & Co. L.L.C.                                   25.55%
Joel Milinsky
222 West Adams Street
Chicago, IL 60606-5307

TAX-MANAGED GROWTH FUND CLASS I
-------------------------------

Ottowa & Co.                                                 45.00%
126 Ottawa Avenue NW
Grand Rapids, MI  49503-2829

William Blair & Co. L.L.C.                                   17.08%
222 West Adams Street
Chicago, IL 60606-5307

Kathryn  M. & John F. Jostrand TR                             5.35%
222 West Adams Street
Chicago, IL 60606-5307

TAX-MANAGED GROWTH FUND CLASS N
-------------------------------

Rosa E. Casas Ttee.                                          68.90%
Ramon E. Casas Irrevocable Trust
UA dtd. 05/15/1991
9412 Springfield Ave.
Evanston, IL 60203-1329

William Blair & Co. L.L.C.                                   14.28%
Miranda J. Garside Trustee
222 West Adams Street
Chicago, IL 60606-5307

LARGE CAP GROWTH FUND CLASS A
-----------------------------

William Blair & Co. L.L.C.                                  100.00%
Delaware Charter Guarantee & Trust Co.
222 West Adams Street
Chicago, IL 60606-5307

LARGE CAP GROWTH FUND CLASS B
-----------------------------

William Blair & Co. L.L.C.                                  100.00%
222 West Adams Street
Chicago, IL 60606-5307

                                                        PERCENT OF FUND'S
                                                           OUTSTANDING
          NAME AND ADDRESS OF RECORD OWNER                COMMON STOCK
----------------------------------------------------    -----------------

LARGE CAP GROWTH FUND CLASS C
-----------------------------

William Blair & Co. L.L.C.                                  100.00%
222 West Adams Street
Chicago, IL 60606-5307

LARGE CAP GROWTH FUND CLASS I
-----------------------------

William Blair & Co. L.L.C.                                   85.61%
Deferred Profit Sharing Plan
Key Trust Co. TTEE
DTD 10/21/97
4900 Tiedeman Road
Brooklyn, OH  44144-2338

LARGE CAP GROWTH FUND CLASS N
-----------------------------

Theodore A. Bosler Trustee                                   24.50%
Theodore A. Bosler Trust
Dated 4/21/93
812 Oak St.
Winnetka IL 60093-2558

William Blair & Co. L.L.C.                                   22.16%
Delaware Charter Guarantee & Trust Co.
222 West Adams Street
Chicago, IL 60606-5307

William Blair & Co. L.L.C.                                   14.36%
Delaware Charter Guarantee & Trust Co.
222 West Adams Street
Chicago, IL 60606-5307

William Blair & Co. L.L.C.                                   10.20%
Roxanne Marie Putignano
222 West Adams Street
Chicago, IL  60606-5307

William Blair & Co. L.L.C.                                    8.85%
Delaware Charter Guarantee & Trust Co.
222 West Adams Street
Chicago, IL 60606-5307

William Blair & Co. L.L.C.                                    5.74%
Delaware Charter Guarantee & Trust Co.
222 West Adams Street
Chicago, IL 60606-5307

                                                        PERCENT OF FUND'S
                                                           OUTSTANDING
          NAME AND ADDRESS OF RECORD OWNER                COMMON STOCK
----------------------------------------------------    -----------------

SMALL CAP GROWTH FUND CLASS A
-----------------------------

Donalson Lufkin Jenrette                                     50.79%
Securities Corporation Inc.
P.O. Box 2052
Jersey City, NJ  07303-2052

William Blair & Co. L.L.C.                                   11.65%
Delaware Charter Guarantee & Trust Co.
222 West Adams Street
Chicago, IL 60606-5307

US Clearing Corp                                              9.98%
26 Broadway
New York, NY  10004-1703

Robert W. Baird & Co., Inc.                                   9.56%
777 East Wisconsin Avenue
Milwaukee, WI  53202-5300

Robert W. Baird & Co., Inc.                                   5.11%
777 East Wisconsin Avenue
Milwaukee, WI  53202-5300

SMALL CAP GROWTH FUND CLASS B
-----------------------------

William Blair & Co. L.L.C.                                   59.46%
222 West Adams Street
Chicago, IL 60606-5307

LPL Financial Services                                       40.54%
9785 Towne Centre Drive
San Diego, CA  92121-1968

SMALL CAP GROWTH FUND CLASS C
-----------------------------

William Blair & Co. L.L.C.                                   17.13%
Delaware Charter Guarantee & Trust Co.
222 West Adams Street
Chicago, IL 60606-5307

William Blair & Co. L.L.C.                                    7.41%
Delaware Charter Guarantee & Trust Co.
222 West Adams Street
Chicago, IL 60606-5307

William Blair & Co. L.L.C.                                    6.73%
Richard C. Jelinek Cust.
222 West Adams Street
Chicago, IL 60606-5307

                                                        PERCENT OF FUND'S
                                                           OUTSTANDING
          NAME AND ADDRESS OF RECORD OWNER                COMMON STOCK
----------------------------------------------------    -----------------

William Blair & Co. L.L.C.                                    5.29%
Delaware Charter Guarantee & Trust Co.
222 West Adams Street
Chicago, IL 60606-5307

SMALL CAP GROWTH FUND CLASS I
-----------------------------

William Blair & Co. L.L.C.                                   18.57%
Deferred Profit Sharing Plan
Key Trust Co. TTEE
DTD 10/21/97
4900 Tiedeman Road
Brooklyn, OH 44144-2338

SMALL CAP GROWTH FUND CLASS N
-----------------------------

NFSC                                                         39.32%
B O Our Customers
Liberty Street
One World Financial Center
Attn: Mutual Funds Dept. 5th Floor
New York, NY  10281

Charles Schwab & Co., Inc.                                   18.32%
Attn:  Mutual Funds Dept.
101 Montgomery Street
San Francisco, CA  94104-4122

INTERNATIONAL GROWTH FUND CLASS A
---------------------------------

Bear Stearns Securities Corp.                                25.65%
1 Metrotech Center North
Brooklyn, NY  11201-3870

Bear Stearns Securities Corp.                                19.30%
1 Metrotech Center North
Brooklyn, NY  11201-3870

INTERNATIONAL GROWTH FUND CLASS B
---------------------------------

State Street Bank and Trust Co.                              18.34%
Cust for the IRA of
FBO W. Dallas Hall
1100 Parker PL NE
Atlanta, GA  30324-5402

Robert W. Baird & Co. Inc.                                   12.61%
777 East Wisconsin Avenue
Milwaukee, WI  53202-5300

                                                        PERCENT OF FUND'S
                                                           OUTSTANDING
          NAME AND ADDRESS OF RECORD OWNER                COMMON STOCK
----------------------------------------------------    -----------------

William Blair & Co. L.L.C.                                    9.32%
Delaware Charter Guarantee & Trust Co.
222 West Adams Street
Chicago, IL 60606-5307

BNY Clearing Services LLC                                     8.60%
Prabha Iyengar TR
111 East Kilbourn Avenue
Milwaukee, WI  53202-6611

William Blair & Co. L.L.C.                                    7.75%
Delaware Charter Guarantee & Trust Co.
222 West Adams Street
Chicago, IL 60606-5307

William Blair & Co. L.L.C.                                    7.41%
Delaware Charter Guarantee & Trust Co.
222 West Adams Street
Chicago, IL 60606-5307

Robert W. Baird & Co. Inc.                                    7.21%
777 East Wisconsin Avenue
Milwaukee, WI  53202-5300

William Blair & Co. L.L.C.                                    5.18%
Delaware Charter Guarantee & Trust Co.
222 West Adams Street
Chicago, IL 60606-5307

INTERNATIONAL GROWTH FUND CLASS C
---------------------------------

William Blair & Co. L.L.C.                                   18.14%
Paul A. Levy Trustee
222 West Adams Street
Chicago, IL 60606-5307

William Blair & Co. L.L.C.                                   11.96%
Delaware Charter Guarantee & Trust Co.
222 West Adams Street
Chicago, IL 60606-5307

Robert W. Baird & Co., Inc.                                   5.83%
777 East Wisconsin Avenue
Milwaukee, WI  53202-5300

Robert W. Baird & Co., Inc.                                   5.83%
777 East Wisconsin Avenue
Milwaukee, WI  53202-5300

                                                        PERCENT OF FUND'S
                                                           OUTSTANDING
          NAME AND ADDRESS OF RECORD OWNER                COMMON STOCK
----------------------------------------------------    -----------------

INTERNATIONAL GROWTH FUND CLASS I
---------------------------------

Key Corp                                                      5.24%
FBO William Blair Profit
Sharing Plan
P.O. Box 94870
Cleveland, OH  44101-4870

INTERNATIONAL GROWTH FUND CLASS N
---------------------------------

Charles Schwab & Co. Inc.                                    71.60%
Special Custody Account
For Exclusive Benefit of Customers
Attn. Mutual Funds Dept.
101 Montgomery Street
San Francisco, CA 94104-4122

NF SC                                                        11.86%
B O Our Customers
Liberty Street
One World Financial Center
Attn. Mutual Funds Dept. 5th Fl
New York, NY 10281

DISCIPLINED LARGE CAP FUND CLASS A
----------------------------------

William Blair & Co. L.L.C.                                   43.16%
The Quadrangle Club
222 West Adams Street
Chicago, IL 60606-5307

William Blair & Co. L.L.C.                                   18.27%
Delaware Charter Guarantee & Trust Co.
222 West Adams Street
Chicago, IL 60606-5307

William Blair & Co. L.L.C.                                   14.69%
Jean S. Amidon
222 West Adams Street
Chicago, IL 60606-5307

William Blair & Co. L.L.C.                                    8.20%
Delaware Charter Guarantee & Trust Co.
222 West Adams Street
Chicago, IL 60606-5307

DISCIPLINED LARGE CAP FUND CLASS B
----------------------------------

William Blair & Co. L.L.C.                                  100.00%
222 West Adams Street
Chicago, IL 60606-5307

                                                        PERCENT OF FUND'S
                                                           OUTSTANDING
          NAME AND ADDRESS OF RECORD OWNER                COMMON STOCK
----------------------------------------------------    -----------------

DISCIPLINED LARGE CAP FUND CLASS C
----------------------------------

William Blair & Co. L.L.C.                                   86.58%
222 West Adams Street
Chicago, IL 60606-5307

William Blair & Co. L.L.C.                                   13.42%
Murry S. Gussis
222 West Adams
Chicago, IL  60606-5307

DISCIPLINED LARGE CAP FUND CLASS I
----------------------------------

William Blair & Co. L.L.C.                                   32.32%
Deferred Profit Sharing Plan
Key Trust Co. TTEE
DTD 10/21/97
4900 Tiedeman Road
Brooklyn, OH 44144-2338

William Blair & Co. L.L.C.                                   17.13%
222 West Adams Street
Chicago, IL 60606-5307

DISCIPLINED LARGE CAP FUND CLASS N
----------------------------------

William Blair & Co. L.L.C.                                   19.35%
Andrew Lockwood
222 West Adams Street
Chicago, IL 60606-5307

William Blair & Co. L.L.C.                                   16.38%
Delaware Charter Guarantee & Trust Co.
222 West Adams Street
Chicago, IL 60606-5307

Rosa E. Casas Ttee.                                          12.95%
Rosa E. Casas Declaration of Trust
UA dtd. 05/15/1991
2660 Summit Dr. Unit 302
Glenview, IL 60025-7644

VALUE DISCOVERY FUND CLASS A
----------------------------

Robert W. Baird & Co. Inc.                                   33.01%
777 East Wisconsin Avenue
Milwaukee, WI  53202-5300

William Blair & Co. L.L.C.                                   16.75%
John Garofalo
222 West Adams Street
Chicago, IL 60606-5307

                                                        PERCENT OF FUND'S
                                                           OUTSTANDING
          NAME AND ADDRESS OF RECORD OWNER                COMMON STOCK
----------------------------------------------------    -----------------

William Blair & Co. L.L.C.                                   16.68%
The Chomicz Family Foundation
222 West Adams Street
Chicago, IL 60606-5307

William Blair & Co. L.L.C.                                    8.77
Delaware Charter Guarantee & Trust
222 West Adams Street
Chicago, IL 60606-5307

William Blair & Co. L.L.C.                                    7.53%
Thomas Joel Weil
222 West Adams Street
Chicago, IL 60606-5307

William Blair & Co. L.L.C.                                    7.53%
Thomas Joel Weil
222 West Adams Street
Chicago, IL 60606-5307

William Blair & Co. L.L.C.                                    7.53%
Thomas Joel Weil
222 West Adams Street
Chicago, IL 60606-5307

VALUE DISCOVERY FUND CLASS B
----------------------------

William Blair & Co. L.L.C.                                   32.67%
M. Patricia Clarke Trustee
222 West Adams Street
Chicago, IL  60606-5307

William Blair & Co. L.L.C.                                   19.60%
Ann & Joseph Sherrick TTEES
222 West Adams Street
Chicago, IL  60606-5307

William Blair & Co. L.L.C.                                   17.43%
Steven E. Laube
222 West Adams Street
Chicago, IL  60606-5307

William Blair & Co. L.L.C.                                   16.97%
Kathleen T. Hawkins
222 West Adams Street
Chicago, IL 6060605307

William Blair & Co. L.L.C.                                   10.89%
Delaware Charter Guarantee & Trust Co.
222 West Adams Street
Chicago, IL 60606-5307

                                                        PERCENT OF FUND'S
                                                           OUTSTANDING
          NAME AND ADDRESS OF RECORD OWNER                COMMON STOCK
----------------------------------------------------    -----------------

VALUE DISCOVERY FUND CLASS C
----------------------------

William Blair & Co. L.L.C.                                   29.83%
Cara E. Gerken
222 West Adams Street
Chicago, IL 60606-5307

William Blair & Co. L.L.C.                                   35.22%
R. Drew Gerken
222 West Adams Street
Chicago, IL 60606-5307

William Blair & Co. L.L.C.                                   31.82%
Delaware Charter Guarantee & Trust Co.
222 West Adams Street
Chicago, IL 60606-5307

VALUE DISCOVERY FUND CLASS I
----------------------------

Key Corp                                                      6.50%
FBO William Blair Profit
Sharing Plan
P.O. Box 94870
Cleveland, OH  44101-4870

William Blair & Co. L.L.C.                                    5.97%
Ralph Gerald Portis
222 West Adams Street
Chicago, IL 60606-5307

VALUE DISCOVERY FUND CLASS N
----------------------------

Charles Schwab & Co. Inc.                                    48.61%
Attn. Mutual Funds Dept.
101 Montgomery Street
San Francisco, CA 94104-4122

Mitra & Co.                                                  19.13%
Attn:  Exp Funds
1000 North Water St.
Milwaukee, WI 53202-6648

Mitra & Co                                                    5.66%
c/o Marshall & Ilsley Trust Co.
P.O. Box 2977
Milwaukee, WI 53201-2977

N F SC                                                        5.82%
B O Our Customers
Liberty Street
One World Financial Center
Attn:  Mutual Funds Dept 5th Floor
New York, NY  10281

                                                        PERCENT OF FUND'S
                                                           OUTSTANDING
          NAME AND ADDRESS OF RECORD OWNER                COMMON STOCK
----------------------------------------------------    -----------------

INCOME FUND CLASS A
-------------------

William Blair & Co. L.L.C.                                   53.34%
Delaware Charter Guarantee & Trust Co.
222 West Adams Street
Chicago, IL 60606-5307

William Blair & Co. L.L.C.                                   34.70%
Richard A. Diebold
222 West Adams Street
Chicago, IL 60606-5307

William Blair & Co. L.L.C.                                    9.08%
Joan Blutter
222 West Adams Street
Chicago, IL 60606-5307

INCOME FUND CLASS B
-------------------

William Blair & Co. L.L.C.                                   98.89%
Ferne Reichman Trustee
222 West Adams Street
Chicago, IL 60606-5307

INCOME FUND CLASS C
-------------------

William Blair & Co. L.L.C.                                   87.25%
222 West Adams Street
Chicago, IL 60606-5307

INCOME FUND CLASS N
-------------------

Charles Schwab & Co. Inc.                                    71.97%
Attn. Mutual Funds Dept.
101 Montgomery Street
San Francisco, CA 94104-4122

BNY Clearing Services LLC                                     8.71%
Post & Co. 016009
111 East Kilbourn Avenue
Milwaukee WI  53202-6633

NF SC                                                         6.09%
B O Our Customers
Liberty Street
One World Financial Center
Attn. Mutual Funds Dept. 5th Fl
New York, NY  10281

As of April 3, 2001, the Trust's trustees and officers, as a group, owned (or held or shared investment or voting power with respect to) 210,250 shares or 0.61% of the Growth Fund's Class I shares, 13,287 shares or 2.31% of the Tax-Managed Growth Fund's Class I shares, 42,217 shares or 3.67% of the Large Cap Growth Fund's Class I shares, 4,907 shares or 24.50% of the Large Cap Growth Fund's Class N shares, 110,134 shares or 5.59% of the Small Cap Growth Fund's Class I shares, 2,050 shares or 0.58% of the Small Cap Growth Fund's Class N shares, 149,856 shares or 0.08% of the International

Growth Fund's Class I shares, 1,310 shares or 0.001% of the International Growth Fund's Class N shares, 9,982 shares or 1.78% of the Disciplined Large Cap Fund's Class I shares, 183,979 shares or 3.72% of the Value Discovery Fund's Class I shares, 3,569 shares or 0.56% of the Value Discovery Fund's Class N shares, 109,406 shares or 0.71% of the Income Fund's Class I shares, 13,671,085 shares or 0.93% of the Ready Reserves Fund's Class N shares. As of April 3, 2001, the Trust's trustees and officers, as a group, did not own more than 1% of the outstanding shares of any class of shares of any Fund, except as noted above. These figures do not include shares of the Funds that may be indirectly owned by certain officers of the Trust as a result of their interest in the William Blair Profit Sharing Plan.

BROKERAGE AND FUND TRANSACTIONS. Decisions on portfolio transactions (including the decision to buy or sell, the appropriate price, allocation of brokerage, use of a broker as agent or dealer as principal and negotiation of commissions) normally are made by the Advisor. In purchasing and selling portfolio securities, the Trust seeks to obtain the most favorable overall result, taking into account the net price, the method of execution and research services provided by the broker. Such research services include economic forecasts and analytical, narrative and statistical reports on industries and companies for consideration by the Trust and the Advisor's other clients.

Portfolio transactions may increase or decrease the return of a Fund depending upon the Advisor's ability to correctly time and execute such transactions. A portfolio turnover rate for any year is determined by dividing the lesser of sales or purchases (excluding in either case cash equivalents, such as short-term corporate notes) by the portfolio's monthly average net assets and multiplying by 100 (with all securities with maturities and expirations of one year or less excluded from the computation). The Fund's turnover rate will also vary from year to year depending on market conditions. Since the Ready Reserves Fund's assets are invested in securities with short (less than one year) effective maturities, its portfolio will turn over many times a year. Such securities, however, are excluded from the Securities and Exchange Commission's required portfolio turnover rate calculations, resulting in no portfolio turnover rate for reporting purposes.

Selection of a broker for a particular portfolio transaction depends on many factors, some of which are subjective and which include the net price, the confidentiality, reliability, integrity, the size and nature of the transaction and the market in which it is to occur and any research or other services that the broker has provided. The Advisor determines the overall reasonableness of brokerage commissions and of premiums and discounts on principal transactions (which do not involve commissions) by review of comparable trades for the Advisor's other clients and in the market generally. If more than one broker is believed to be equally qualified to effect a portfolio transaction, the Advisor may assign the transaction to a broker that has furnished research services, but the Advisor has no agreement, formula or policy as to allocation of brokerage. The Advisor may place orders with a broker on the basis that the broker has or has not sold shares of a Fund.

The Trust may pay to brokers that provide research services to the Advisor a commission higher than another broker might have charged if it is determined that the commission is reasonable in relation to the value of the brokerage and research services that are provided, viewed in terms of either the particular transaction or the Advisor's overall responsibility to its advisory accounts. The extent to which such commissions exceed commissions solely for execution cannot be determined, but such research services, which are involved in portfolio transactions for the Trust and for the Advisor's other advisory accounts, can be of benefit to both the Trust and such other accounts. The value of research services that are provided by brokers who handle portfolio transactions for the Trust cannot be precisely determined and such services are supplemental to the Advisor's own efforts, which are undiminished thereby. The Advisor does not believe that its expenses are reduced by reason of such services, which benefit the Trust and the Advisor's other clients. Transactions in over-the-counter securities are generally executed as principal trades with primary market makers, except where it is believed that a better combination of price and execution could otherwise be obtained. The Advisor receives research products and services from broker/dealers and third parties in the form of written reports on individual companies and industries of particular interest to the Advisor, general economic conditions, pertinent Federal and State legislative developments and changes in accounting practices; direct access by telephone or meetings with leading research analysts throughout the financial community, corporate management personnel, and industry experts; comparative performance and evaluation and technical measurement services for issuers, industries and the market as a whole; access to and monitoring of equity valuation models; and services from recognized experts on investment matters of particular interest to the Advisor.

The Growth Fund paid total brokerage fees of $1,063,972, $905,779 and $515,832 in 2000, 1999 and 1998, respectively. None of these brokerage fees were paid to a broker that was an affiliated person of the Trust or to a broker of which an affiliated person was an affiliated person of the Trust or of the Advisor. The increase in brokerage fees from 1998 to 1999 was in proportion to the change in the Fund's asset size.

The Tax-Managed Growth Fund paid total brokerage fees of $3,894, in 2000 and $600 for the period from December 27, 1999 (Commencement of Operations) to December 31, 1999, respectively. None of these brokerage fees were paid to a broker that was an affiliated person of the Trust or to a broker of which an affiliated person was an affiliated person of the Trust or of the Advisor.

The Large Cap Growth Fund paid total brokerage fees of $15,269, in 2000 and $822 for the period from December 27, 1999 (Commencement of Operations) to December 31, 1999, respectively. None of these brokerage fees were paid to a broker that was an affiliated person of the Trust or to a broker of which an affiliated person was an affiliated person of the Trust or of the Advisor.

The Small Cap Growth Fund paid total brokerage fees of $112,537, in 2000 and $2,376 for the period from December 27, 1999 (Commencement of Operations) to December 31, 1999, respectively. None of these brokerage fees were paid to a broker that was an affiliated person of the Trust or to a broker of which an affiliated person was an affiliated person of the Trust or of the Advisor.

The International Growth Fund paid total brokerage fees of $1,963,826, $1,181,973 and $889,064 in 2000, 1999 and 1998, respectively. None of these brokerage fees were paid to a broker that was an affiliated person of the Trust or to a broker of which an affiliated person was an affiliated person of the Trust or of the Advisor. The increase in brokerage fees from year to year is in proportion to the change in the Fund's asset size.

The Disciplined Large Cap Fund paid total brokerage fees of $27,644, in 2000 and $941 for the period from December 27, 1999 (Commencement of Operations) to December 31, 1999, respectively. None of these brokerage fees were paid to a broker that was an affiliated person of the Trust or to a broker of which an affiliated person was an affiliated person of the Trust or of the Advisor.

The Value Discovery Fund paid total brokerage fees of $222,223, $114,434 and $103,906 in 2000, 1999 and 1998, respectively. None of these brokerage fees were paid to a broker that was an affiliated person of the Trust or to a broker of which an affiliated person was an affiliated person of the Trust or of the Advisor. The increase in brokerage fees from year to year is in proportion to the change in the Fund's asset size.

No brokerage commissions were paid by the Tax-Managed Growth Fund, the Large Cap Growth Fund, the Small Cap Growth Fund and the Disciplined Large Cap Fund during the fiscal year ended December 31, 1998 because the Funds did not commence operations until December 27, 1999.

Purchases and sales of portfolio securities for the Income Fund and the Ready Reserves Fund usually are principal transactions, either directly with the issuer or with an underwriter or market maker, with no brokerage commissions paid by the portfolio. No brokerage commissions were paid by the Income Fund or the Ready Reserves Fund during the fiscal years ended December 31, 2000, 1999 and 1998. Purchases from underwriters will include a commission or concession paid by the issuer to the underwriter and purchases from dealers serving as market makers will include the spread between the bid and asked prices. The primary consideration in the allocation of transactions is prompt execution of orders in an effective manner at the most favorable price.

Generally, the investment decisions for the Funds are reached independently from those for other accounts managed by the Advisor. However, some other accounts may make investments in the same type of instruments or securities as the Funds at the same time as the Funds. Such other accounts may include private investment funds operated by the Advisor which compete directly with the Funds for securities - particularly those sold in private placements or initial public offerings ("IPOs"); the Advisor and its personnel may stand to benefit more personally from good investment performance by these private investment funds than by equivalent performance of the Funds. In those instances where the Funds and another client of the Advisor trade in the same type of instrument at the same time, the Advisor has established allocation procedures that ensure an equitable allocation of such trades among its various clients and the Funds. In some cases this procedure may affect the size or price of the position obtainable for the Funds. However, it is the opinion of the Board of Trustees that the benefits available because of the Advisor's organization outweigh any disadvantages that may arise from exposure to simultaneous transactions.

Although the Advisor may execute portfolio transactions for the Funds under conditions set forth in applicable rules of the Securities and Exchange Commission and in accordance with procedures adopted and reviewed periodically by the Board of Trustees, the Advisor or any affiliated broker-dealer of the Advisor is not compensated for executing portfolio transactions for the Funds. The Funds may purchase securities from other members of an underwriting syndicate of which the Advisor or an affiliated broker-dealer is a participant, but only under conditions set forth in applicable rules of the Securities and Exchange Commission and in accordance with procedures adopted and reviewed periodically by the Board of Trustees.

                      INVESTMENT POLICIES AND RESTRICTIONS

The Trust has adopted certain fundamental investment restrictions for each portfolio that, along with the Fund's investment objective, cannot be changed without approval by holders of a "majority of the outstanding voting securities" of the Fund, which is defined in the 1940 Act to mean the lesser of (a) 67% of the shares of the portfolio at a meeting where more than 50% of the outstanding voting shares of the Fund are present in person or by proxy; or (b) more than 50% of the outstanding voting shares of the Fund. All percentage restrictions on investments apply at the time the investment is made and shall not be considered to violate the limitations unless, immediately after or as a result of the investment, a violation of the restriction occurs. There can be no assurance that a portfolio will meet its investment objective.

Except as otherwise noted, the following fundamental investment restrictions apply to each Fund:

CONCENTRATION.  Each Fund except the Ready Reserves Fund:

The Fund will not make investments that will result in the concentration (as that term is defined in the 1940 Act, any rule or order thereunder, (or SEC staff interpretation thereof) of its investments in the securities of issuers primarily engaged in the same industry, provided that this restriction does not limit the Fund from investing in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or in tax-exempt securities.

This restriction also does not limit the Fund from investing in instruments, such as repurchase agreements, secured by obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

Ready Reserves Fund: The Fund will not make investments that will result in the concentration (as that term is defined in the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof) of its investments in the securities of issuers primarily engaged in the same industry; provided, however, that the Fund reserves the freedom of action to invest up to 100% of its total assets in securities or instruments issued by domestic banks, which include certificates of deposit, time deposits, bankers' acceptances and repurchase agreements.

SENIOR SECURITIES AND BORROWING. The Fund may not borrow money or issue senior securities, except as the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof may permit.

UNDERWRITING. The Fund may not underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition, or resale of its portfolio securities under circumstances where it may be considered to be an underwriter under the Securities Act of 1933.

REAL ESTATE. The Fund may not purchase or sell real estate unless the real estate is acquired as a result of ownership of securities or other instrument; and provided that this restriction does not prevent the Fund from investing in issuers that invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interest therein.

COMMODITIES. The Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instrument; however, this restriction shall not prevent the Fund from engaging in transactions involving futures contracts, options or other derivative instruments, or investing in securities that are secured by physical commodities.

LENDING. The Fund may not make loans, provided that this restriction does not prevent the Fund from purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker/dealers or institutional investors, and investing in loans, including assignments and participation interests.

The following are each Fund's non-fundamental operating policies, which may be changed by the Trust's Board of Trustees without shareholder approval.

The Growth Fund, Tax-Managed Growth Fund, Large Cap Growth Fund, Small Cap Growth Fund, International Growth Fund, Disciplined Large Cap Fund, and Value Discovery Fund, may not:

(1) With respect to 75% of its total assets, purchase the securities of any issuer (except securities issued or guaranteed by the U.S. government or its agencies or instrumentalities) if, as a result, (i) more than 5% of the portfolio's total assets would be invested in the securities of that issuer or (ii) the portfolio would hold more than 10% of the outstanding voting securities of that issuer.

(2) Invest in illiquid securities if, as a result of such investment, more than 15% of its net assets would be invested in illiquid securities.

(3) Sell securities short, unless the portfolio owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, or unless it covers such short sale as required by the current rules and positions of the Securities and Exchange Commission or its staff and provided that transactions in futures contracts or other derivative instruments are not deemed to constitute selling securities short.

(4) Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with futures contracts or other derivative instruments shall not constitute purchasing securities on margin.

The Income Fund and Ready Reserves Fund may not:

(1) Purchase securities of any issuer (other than obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities) if, as a result, more than 5% of the value of its total assets would be invested in securities of that issuer.

(2) Purchase more than 10% of any class of securities of any issuer, except that such restriction shall not apply to securities issued or guaranteed by the United States Government, its agencies or instrumentalities. All debt securities and all preferred stocks are each considered as one class.

The Income Fund may not:

(1) Make short sales of securities or purchase any securities on margin except to obtain such short-term credits as may be necessary for the clearance of transactions.

(2) Purchase common stocks, preferred stocks, convertible preferred bonds, warrants or other equity securities.

(3) Invest in illiquid securities if, as a result of such investment, more than 15% of its net assets would be invested in illiquid securities.

The Ready Reserves Fund may not:

(1) Make short sales of securities or purchase any securities on margin except to obtain such short-term credits as may be necessary for the clearance of transactions.

(2) Invest in illiquid securities if, as a result of such investment, more than 10% of its net assets would be invested in illiquid securities.

                              INVESTMENT PRACTICES

The Prospectus describes each Fund's investment objective as well as certain investment policies and investment techniques that the Fund may employ in pursuing its investment objective. The following discussion supplements the discussion contained in the Prospectus, including the Investment Glossary at the end of the Prospectus. Not all of the Funds may invest in all of the types of investments listed below.

BORROWINGS. Note: Presently, the Funds only intend to borrow from banks for temporary or emergency purposes. However, each Fund may borrow money from banks and make other investments or engage in other transactions permissible under the 1940 Act which may be considered a borrowing (such as mortgage dollar rolls and reverse repurchase agreements).

COLLATERALIZED OBLIGATIONS. Mortgage-Backed Securities. Collateralized obligations include mortgage-backed collateralized obligations ("mortgage-backed securities"). Mortgage-backed securities are securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans secured by real property. There currently are three basic types of mortgage-backed securities: (1) those issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, such as GNMA (Government National Mortgage Association), FNMA (Federal National Mortgage Association) and FHLMC (Federal Home Loan Mortgage Corporation); (2) those issued by private issuers that represent an interest in or are collateralized by mortgage-backed securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities; and (3) those issued by private issuers that represent an interest in or are collateralized by whole mortgage loans or mortgage-backed securities without a government guarantee but that usually have some form of private credit enhancement.

The yield characteristics of mortgage-backed securities differ from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans generally may be prepaid at any time. As a result, if a portfolio purchases such a security at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will increase yield to maturity. Conversely, if a portfolio purchases these securities at a discount, faster than expected prepayments will increase yield to maturity, while slower than expected prepayments will reduce it.

Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors' housing needs, job transfers, unemployment, mortgagors' net equity in the mortgaged properties and servicing decisions. Generally, however, prepayments on fixed-rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Accordingly, amounts available for reinvestment by the portfolio are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of rising interest rates. Mortgage-backed securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed income securities from declining interest rates because of the risk of prepayment.

Guaranteed Mortgage Pass-Through Securities. Mortgage pass-through securities represent participation interests in pools of residential mortgage loans originated by United States Governmental or private lenders and guaranteed, to the extent provided in such securities, by the United States Government or one of its agencies or instrumentalities. Such securities, which are ownership interests in the underlying mortgage loans, differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts (usually semi-annually) and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the services of the underlying mortgage loans. The guaranteed mortgage pass-through securities in which the portfolio will invest will include those issued or guaranteed by GNMA, FNMA and FHLMC.

GNMA is a wholly owned corporate instrumentality of the United States within the Department of Housing and Urban Development. The National Housing Act of 1934, as amended (the "Housing Act"), authorizes GNMA to guarantee the timely payment of the principal of and interest on certificates ("Ginny Mae Certificates") that are based upon and backed by a pool of mortgage loans insured by the Federal Housing Administration under the Housing Act or Title V of the Housing Act of 1949 (FHA Loans), or guaranteed by the Veterans' Administration under the Servicemen's Readjustment Act of 1944, as amended (VA Loans), or by pools of other eligible mortgage loans. Ginny Mae Certificates represent a pro rata interest in one or more pools of eligible mortgage loans. The Housing Act provides that the full faith and credit of the United States Government is pledged to the payment of all amounts that may be required to be paid under any guarantee. In order to meet its obligations under such guarantee, GNMA is authorized to borrow from the United States Treasury with no limitations as to amount.

FNMA is a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act. FNMA was originally established in 1938 as a United States Government agency to provide supplemental liquidity to the mortgage market and was transformed into a stockholder owned and privately managed corporation by legislation enacted in 1968. FNMA provides funds to the mortgage market primarily by purchasing home mortgage loans from local lenders, thereby replenishing their funds for additional lending. FNMA acquires funds to purchase home mortgage loans from many capital market investors that may not ordinarily invest in mortgage loans directly, thereby expanding the total amount of funds available for housing.

Each Fannie Mae Certificate will entitle the registered holder thereof to receive amounts representing the holder's pro rata interest in scheduled principal payments and interest payments (at such Fannie Mae Certificate's pass-through rate, which is net of any servicing and guarantee fees on the underlying mortgage loans) and any principal prepayments, on the mortgage loans in the pool represented by such Fannie Mae Certificate and such holder's proportionate interest in the full principal amount of any foreclosed or otherwise finally liquidated mortgage loan. The full and timely payment of principal of and interest on each Fannie Mae Certificate will be guaranteed by FNMA, which guarantee is not backed by the full faith and credit of the United States Government. FNMA has limited rights to borrow from the United States Treasury.

FHLMC is a corporate instrumentality of the United States created pursuant to the Emergency Home Finance Act of 1970, as amended. FHLMC was established primarily for the purpose of increasing the availability of mortgage credit for the financing of needed housing. The principal activity of FHLMC currently consists of the purchase of first lien, conventional, residential mortgage loans and participation interests in such mortgage loans and the resale of the mortgage loans so purchased in the form of mortgage securities, primarily Freddie Mac Certificates.

FHLMC guarantees to each registered holder of a Freddie Mac Certificate the timely payment of interest at the rate provided for by such Freddie Mac Certificate, whether or not received. FHLMC also guarantees to each holder of a Freddie Mac Certificate ultimate collection of all principal of the related mortgage loans, without any offset or deduction, but does not always guarantee the timely payment of scheduled principal. FHLMC may remit the amount due on account of its guarantee of collection of principal at any time after default on an underlying mortgage loan, but not later than 30 days following (i) foreclosure sale, (ii) payment of a claim by any mortgage insurer or (iii) the expiration of any right of redemption, whichever occurs last, but in any event no later than one year after demand has been made upon the mortgagor for accelerated payment of principal. The obligations of FHLMC under its guarantee are obligations solely of FHLMC and are not backed by the full faith and credit of the United States Government. FHLMC has limited rights to borrow from the United States Treasury.

Private Mortgage Pass-Through Securities. Private mortgage pass-through securities ("private pass-throughs") are structured similarly to the Ginny Mae, Fannie Mae and Freddie Mac mortgage pass-through securities described above and are issued by originators of and investors in mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Private pass-throughs are usually backed by a pool of conventional fixed rate or adjustable rate mortgage loans. Since private pass-throughs typically are not guaranteed by an entity having the credit status of GNMA, FNMA or FHLMC, such securities generally are structured with one or more types of credit enhancement. See "Types of Credit Support," below.

Collateralized Mortgage Obligations and Multiclass Pass-Through Securities. Collateralized mortgage obligations, or "CMOs," are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by Ginny Mae, Fannie Mae or Freddie Mac Certificates, but also may be collateralized by whole loans or private pass-throughs (such collateral collectively hereinafter referred to as "Mortgage Assets"). Multiclass pass-through securities are equity interests in a trust composed of Mortgage Assets. Payments of principal of and interest on the Mortgage Assets and any reinvestment income thereon provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by agencies or instrumentalities of the United States Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.

In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a "tranche," is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a series of a CMO in innumerable ways. In a common structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of the series of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full.

Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities ("SMBS") are derivative multiclass mortgage securities. SMBS may be issued by agencies or instrumentalities of the United States Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of Mortgage Assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the Mortgage Assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all the interest (the interest-only or "IO" class), while the other class will receive all the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying Mortgage Assets and a rapid rate of principal payments may have a material adverse effect on the portfolio's yield to maturity. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, the portfolio may fail to fully recoup its initial investment in these securities.

Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed and, accordingly, may have less liquidity than other securities. The portfolio will invest only in IO and PO class mortgage obligations collateralized by securities guaranteed by the United States Government.

Types of Credit Support. Mortgage-backed and asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, such securities may contain elements of credit support. Such credit support falls into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches.

Examples of credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and "overcollateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceeds that required to make payment of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based upon historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated could adversely affect the return on an investment in such a security.

Asset-Backed Securities. The securitization techniques used to develop mortgage-backed securities are now being applied to a broad range of assets. Through the use of trusts and special purpose corporations, various types of assets, primarily automobile and credit card receivables, are being scrutinized in pass-through structures similar to the mortgage pass-through structures described above or in a pay-through structure similar to the CMO structure. The Income Fund may invest in these and other types of asset-backed securities that may be developed in the future.

As with mortgage-backed securities, the yield characteristics of asset-backed securities differ from traditional debt securities. As with mortgage-backed securities, asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties and use similar credit enhancement techniques. See "Mortgage-Backed Securities," above. In general, however, the collateral supporting asset-backed securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments. Although certain of the factors that affect the rate of prepayments on mortgage-backed securities also affect the rate of prepayments on asset-backed securities, during any particular period, the predominant factors affecting prepayment rates on mortgage-backed securities and asset-backed securities may be different.

Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the services to retain possession of the underlying obligations. If the services were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

Inverse Floaters. The Income Fund may invest in mortgage derivative products like inverse floating rate debt instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. The income from an inverse floater may be magnified to the extent that its rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of magnification in an inverse floater, the greater the volatility in its market value. Accordingly, the duration of an inverse floater may exceed its stated final maturity. The coupon of an inverse floating rate note moves inversely to the movement of interest rates. In addition, mortgage-backed inverse floaters will experience approximately the same changes in average lives and durations that other comparable fixed-rate mortgage-backed bonds do when prepayments rise and fall with declines and increases in interest rates. In a rising interest rate environment, the declining coupon coupled with the increase in the average life can magnify the price decline relative to a fixed-rate obligation. Conversely, rate declines increase coupon income and gradually shorten the average life, which tends to amplify the price increase. Inverse floaters are typically priced based on a matrix.

DERIVATIVE INSTRUMENTS. In General. The Growth Fund, Tax-Managed Growth Fund, Large Cap Growth Fund, Small Cap Growth Fund, International Growth Fund, Disciplined Large Cap Fund and Value Discovery Fund may use derivative instruments solely for the purpose of bona fide hedging or risk management. Derivative instruments are commonly defined to include securities or contracts whose values depend on (or "derive" from) the value of one or more other assets, such as securities, currencies, or commodities. These "other assets" are commonly referred to as "underlying assets."

A derivative instrument generally consists of, is based upon, or exhibits characteristics similar to OPTIONS OR FORWARD CONTRACTS. Options and forward contracts are considered to be the basic "building blocks" of derivatives. For example, forward-based derivatives include forward contracts, swap contracts, as well as exchange-traded futures. Option-based derivatives include privately negotiated, over-the-counter ("OTC") options (including caps, floors, collars, and options on forward and swap contracts) and exchange-traded options on futures. Diverse types of derivatives may be created by combining options or forward contracts in different ways, and by applying these structures to a wide range of underlying assets.

An option is a contract in which the "holder" (the buyer) pays a certain amount ("premium") to the "writer" (the seller) to obtain the right, but not the obligation, to buy from the writer (in a "call") or sell to the writer (in a "put") a specific asset at an agreed upon price at or before a certain time. The holder pays the premium at inception and has no further financial obligation. The holder of an option-based derivative generally will benefit from favorable movements in the price of the underlying asset but is not exposed to corresponding losses due to adverse movements in the value of the underlying asset. The writer of an option-based derivative generally will receive fees or premiums but generally is exposed to losses due to changes in the value of the underlying asset.

A forward is a sales contract between a buyer (holding the "long" position) and a seller (holding the "short" position) for an asset with delivery deferred until a future date. The buyer agrees to pay a fixed price at the agreed future date and the seller agrees to deliver the asset. The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. The change in value of a forward-based derivative generally is roughly proportional to the change in value of the underlying asset.

Hedging. The Funds may use derivative instruments to protect against possible adverse changes in the market value of securities held in, or are anticipated to be held in, its portfolio. Derivatives may also be used to "lock-in" realized but unrecognized gains in the value of its portfolio securities. Hedging strategies, if successful, can reduce the risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce the opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. To the extent that a hedge matures prior to or after the disposition of the investment subject to the hedge, any gain or loss on the hedge will be realized earlier or later than any offsetting gain or loss on the hedged investment.

Managing Risk. The Funds may also use derivative instruments to manage the risks of its portfolio. Risk management strategies include, but are not limited to, facilitating the sale of portfolio securities, managing the effective maturity or duration of debt obligations in its portfolio, establishing a position in the derivatives markets as a substitute for buying or selling certain securities, or creating or altering exposure to certain asset classes, such as equity, debt, or foreign securities. The use of derivative instruments may provide a less expensive, more expedient or more specifically focused way to invest than "traditional" securities (i.e., stocks or bonds) would.

Exchange and OTC Derivatives. Derivative instruments may be exchange-traded or traded in OTC transactions between private parties. Exchange-traded derivatives are standardized options and futures contracts traded in an auction on the floor of a regulated exchange. Exchange contracts are generally very liquid. The exchange clearinghouse is the counterpart of every contract. Thus, each holder of an exchange contract bears the credit risk of the clearinghouse (and has the benefit of its financial strength) rather than that of a particular counterpart. OTC transactions are subject to additional risks, such as the credit risk of the counterpart to the instrument, and are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction.

Risks and Special Considerations. The use of derivative instruments involves risks and special considerations as described below. Risks pertaining to particular derivative instruments are described in the sections that follow.

(1) Market Risk. The primary risk of derivatives is the same as the risk of the underlying assets, namely that the value of the underlying asset may go up or down. Adverse movements in the value of an underlying asset can expose the Funds to losses. Derivative instruments may include elements of leverage and, accordingly, the fluctuation of the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of derivative instruments depends upon a variety of factors, particularly the ability of the Advisor to predict movements of the securities, currencies, and commodity markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy adopted will succeed. The Advisor's decision to engage in a derivative transaction will reflect its judgment that the derivative transaction will provide value to the Funds and their shareholders and is consistent with the Funds' objectives, investment limitations, and operating policies. In making such a judgment, the Advisor will analyze the benefits and risks of the derivative transaction and weigh them in the context of the Funds' entire portfolio and investment objective.

(2) Credit Risk. The Funds will be subject to the risk that a loss may be sustained as a result of the failure of a counterpart to comply with the terms of a derivative instrument. The counterpart risk for exchange-traded derivative instruments is generally less than for privately negotiated or OTC derivative instruments, since generally a clearing agency, which is the issuer or counterpart to each exchange-traded instrument, provides a guarantee of performance. For privately negotiated instruments, there is no similar clearing agency guarantee. In all transactions, the Funds will bear the risk that the counterpart will default, and this could result in a loss of the expected benefit of the derivative transaction and possibly other losses. The Funds will enter into transactions in derivative instruments only with counter parties that the Advisor reasonably believes are capable of performing under the contract.

(3) Correlation Risk. When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) result from an imperfect correlation between the price movements of the two instruments. With a perfect hedge, the value of the combined position remains unchanged for any change in the price of the underlying asset. With an imperfect hedge, the values of the derivative instrument and the hedged position are not perfectly correlated. Correlation risk is the risk that there might be imperfect correlation, or even no correlation, between price movements of a derivative instrument and price movements of investments being hedged. For example, if the value of a derivative instrument used in a short hedge (such as writing a call option, buying a put option, or selling a futures contract) increased by less than the decline in value of the hedged investments, the hedge would not be perfectly correlated. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. The effectiveness of hedges using instruments on indices will depend, in part, on the degree of correlation between price movements in the index and price movements in the investments being hedged.

(4) Liquidity Risk. Derivatives are also subject to liquidity risk. Liquidity risk is the risk that a derivative instrument cannot be sold, closed out, or replaced quickly at or very close to its fundamental value. Generally, exchange contracts are very liquid because the exchange clearinghouse is the counterpart of every contract. OTC transactions are less liquid than exchange-traded derivatives since they often can be closed out only with the other party to the transaction. The Funds might be required by applicable regulatory requirement to maintain assets as "cover," maintain segregated accounts, and/or make margin payments when they take positions in derivative instruments involving obligations to third parties (i.e., instruments other than purchased options). If the Funds were unable to close out their positions in such instruments, they might be required to continue to maintain such assets or accounts or make such payments until the position expired, matured, or was closed out. The requirements might impair the Funds' ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Funds sell a portfolio security at a disadvantageous time. The Funds' ability to sell or close out a position in an instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the counterpart to enter into a transaction closing out the position. Therefore, there is no assurance that any derivatives position can be sold or closed out at a time and price that is favorable to the Funds.

(5) Legal Risk. Legal risk is the risk of loss caused by the legal unenforceability of a party's obligations under the derivative. While a party seeking price certainty agrees to surrender the potential upside gain in exchange for downside protection, the party taking the risk is looking for a positive payoff. Despite this voluntary assumption of risk, a counterpart that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative products.

(6) Systemic or "Interconnection" Risk. Interconnection risk is the risk that a disruption in the financial markets will cause difficulties for all market participants. In other words, a disruption in one market will spill over into other markets, perhaps creating a chain reaction. Much of the OTC derivatives market takes place among the OTC dealers themselves, thus creating a large interconnected web of financial obligations. This interconnectedness raises the possibility that a default by one large dealer could create losses at other dealers and destabilize the entire market for OTC derivative instruments.

General Limitations. The use of derivative instruments is subject to applicable regulations of the SEC, the several options and futures exchanges upon which they may be traded, the Commodity Futures Trading Commission ("CFTC"), and various state regulatory authorities. In addition, the Funds' ability to use derivative instruments may be limited by certain tax considerations.

The Funds have filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the CFTC and the National Futures Association, which regulate trading in the futures markets. In accordance with Rule 4.5 of the regulations under the Commodity Exchange Act ("CEA"), the notice of eligibility for the Funds includes representations that the Funds will use futures contracts and related options solely for bona fide hedging purposes within the meaning of CFTC regulations, provided that the Funds may hold other positions in futures contracts and related options that do not qualify as a bona fide hedging position if the aggregate initial margin deposits and premiums required to establish these positions, less the amount by which any such futures contracts and related options positions are "in the money," do not exceed 5% of a Fund's net assets. Adherence to these guidelines does not limit a Fund's risk to 5% of the Fund's assets.

The SEC has identified certain trading practices involving derivative instruments that involve the potential for leveraging the Funds' assets in a manner that raises issues under the 1940 Act. In order to limit the potential for the leveraging of the Funds' assets, as defined under the 1940 Act, the SEC has stated that the Funds may use coverage or the segregation of the Funds' assets. To the extent required by SEC guidelines, the Funds will not enter into any such transactions unless it owns either: (1) an offsetting ("covered") position in securities, options, futures, or derivative instruments; or (2) cash or liquid securities positions with a value sufficient at all times to cover its potential obligations to the extent that the position is not "covered". The Funds will also set aside cash and/or appropriate liquid assets in a segregated custodial account if required to do so by SEC and CFTC regulations. Assets used as cover or held in a segregated account cannot be sold while the derivative position is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of the Funds' assets to segregated accounts could impede portfolio management or the Funds' ability to meet redemption requests or other current obligations.

In some cases, the Funds may be required to maintain or limit exposure to a specified percentage of its assets to a particular asset class. In such cases, when the Funds uses a derivative instrument to increase or decrease exposure to an asset class and is required by applicable SEC guidelines to set aside liquid assets in a segregated account to secure its obligations under the derivative instruments, the Advisor may, where reasonable in light of the circumstances, measure compliance with the applicable percentage by reference to the nature of the economic exposure created through the use of the derivative instrument and not by reference to the nature of the exposure arising from the liquid assets set aside in the segregated account (unless another interpretation is specified by applicable regulatory requirements).

Options. The Funds may use options for any bona fide hedging or risk management purpose. An option is a contract in which the "holder" (the buyer) pays a certain amount ("premium") to the "writer" (the seller) to obtain the right, but not the obligation, to buy from the writer (in a "call") or sell to the writer (in a "put") a specific asset at an agreed upon price ("strike price" or "exercise price") at or before a certain time ("expiration date"). The holder pays the premium at inception and has no further financial obligation. The holder of an option will benefit from favorable movements in the price of the underlying asset but is not exposed to corresponding losses due to adverse movements in the value of the underlying asset. The writer of an option will receive fees or premiums but is exposed to losses due to changes in the value of the underlying asset. The Funds may buy or write (sell) put and call options on assets, such as securities, currencies, futures, financial commodities, and indices of debt and equity securities ("underlying assets") and enter into closing transactions with respect to such options to terminate an existing position. Options used by the Funds may include European, American, and Bermuda style options. If an option is exercisable only at maturity, it is a "European" option; if it is also exercisable prior to maturity, it is an "American" option. If it is exercisable only at certain times, it is a "Bermuda" option.

The Funds may purchase (buy) and write (sell) put and call options on underlying assets and enter into closing transactions with respect to such options to terminate an existing position. The purchase of a call option serves as a long hedge, and the purchase of a put option serves as a short hedge. Writing put or call options can enable the Funds to enhance income by reason of the premiums paid by the purchaser of such options. Writing call options serves as a limited short hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Funds will be obligated to sell the security at less than its market value or will be obligated to purchase the security at a price greater than that at which the security must be sold under the option. All or a portion of any assets used as cover for OTC options written by the Funds would be considered illiquid. Writing put options serves as a limited long hedge because decreases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and the Funds will be obligated to purchase the security at more than its market value.

The value of an option position will reflect, among other things, the historical price volatility of the underlying investment, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, and general market conditions.

The Funds may effectively terminate a right or obligation under an option by entering into a closing transaction. For example, the Funds may terminate an obligation under a call or put option that they had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, the Funds may terminate a position in a put or call option they had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the Funds to realize the profit or limit the loss on an option position prior to its exercise or expiration.

The Funds may purchase or write both exchange-traded and OTC options. Exchange-traded options are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between the Funds and the other party to the transaction ("counterpart") (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the Funds purchase or write an OTC option, they rely on the counterpart to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterpart to do so would result in the loss of any premium paid by the Funds as well as the loss of any expected benefit of the transaction.

The Funds' ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. The Funds intend to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterpart, or by a transaction in the secondary market if any such market exists. Although the Funds will enter into OTC options only with counter parties that are expected to be capable of entering into closing transactions with the Funds, there is no assurance that the Funds will in fact be able to close out an OTC option at a favorable price prior to expiration. In the event of insolvency of the counterpart, the Funds might be unable to close out an OTC option position at any time prior to its expiration. If the Funds were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit.

The Funds also may engage in options transactions as described above on securities indices and other financial indices and in so doing can achieve many of the same objectives they would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

The writing and purchasing of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Imperfect correlation between the options and securities markets may detract from the effectiveness of the attempted hedging.

Futures Contracts. The Funds may enter into contracts for the purchase or sale for future delivery of fixed-income securities, foreign currencies or contracts based on financial indices, including indices of U.S. government securities, foreign government securities, equity or fixed-income securities. The Funds may also purchase put and call options, and write covered put and call options, on futures in which it is allowed to invest. The purchase of futures or call options thereon can serve as a long hedge, and the sale of futures or the purchase of put options thereon can serve as a short hedge. Writing covered call options on futures contracts can serve as a limited short hedge, and writing covered put options on futures contracts can serve as a limited long hedge, using a strategy similar to that used for writing covered options in securities. The Funds may also write put options on futures contracts while at the same time purchasing call options on the same futures contracts in order to create synthetically a long futures contract position. Such options would have the same strike prices and expiration dates. The Funds will engage in this strategy only when the Advisor believes it is more advantageous to the Funds than purchasing the futures contract.

The Funds may use futures contracts solely for the purpose of bona fide hedging or risk management. A Fund's primary purpose in entering into futures contracts is to protect that Fund from fluctuations in the value of securities or interest rates without actually buying or selling the underlying debt or equity security. For example, if a Fund anticipates an increase in the price of stocks, and it intends to purchase stocks at a later time, that Fund could enter into a futures contract to purchase a stock index as a temporary substitute for stock purchases. If an increase in the market occurs that influences the stock index, as anticipated, the value of the futures contracts will increase, thereby serving as a hedge against that Fund not participating in a market advance. Conversely, if a Fund holds stocks and seeks to protect itself from a decrease in stock prices, the Fund might sell stock index futures contracts, thereby hoping to offset the potential decline in the value of its portfolio securities by a corresponding increase in the value of the futures contract position. A Fund could protect against a decline in stock prices by selling portfolio securities and investing in money market instruments, but the use of futures contracts enables it to maintain a defensive position without having to sell portfolio securities.

Although techniques other than sales and purchases of futures contracts could be used to reduce the Funds' exposure to market or interest rate fluctuations, the Funds may be able to hedge its exposure more effectively and perhaps at a lower cost through the use of futures contracts.

A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument for a specified price at a designated date, time, and place. An index futures contract is an agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index futures contract was originally written. Transaction costs are incurred when a futures contract is bought or sold and margin deposits must be maintained. A futures contract may be satisfied by delivery or purchase, as the case may be, of the instrument or by payment of the change in the cash value of the index. More commonly, futures contracts are closed out prior to delivery by entering into an offsetting transaction in a matching futures contract. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of those securities is made. If the offsetting purchase price is less than the original sale price, the Funds realize a gain; if it is more, the Funds realize a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Funds realize a gain; if it is less, the Funds realize a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Funds will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the Funds are not able to enter into an offsetting transaction, the Funds will continue to be required to maintain the margin deposits on the futures contract.

No price is paid by the Funds upon entering into a futures contract. Instead, at the inception of a futures contract, the Funds are required to deposit in a segregated account with its custodian, in the name of the futures broker through whom the transaction was effected, "initial margin" consisting of cash and/or other appropriate liquid assets in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Funds at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Funds may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures position varies, a process known as "marking to market." Variation margin does not involve borrowing, but rather represents a daily settlement of the Funds' obligations to or from a futures broker. When the Funds purchases an option on a future, the premium paid plus transaction costs is all that is at risk. In contrast, when the Funds purchase or sell a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Funds have insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous. Purchasers and sellers of futures positions and options on futures can enter into offsetting closing transactions by selling or purchasing, respectively, an instrument identical to the instrument held or written. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. The Funds intends to enter into futures transactions only on exchanges or boards of trade where there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist for a particular contract at a particular time.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a future or option on a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If the Funds were unable to liquidate a futures or option on a futures contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Funds would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Funds would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or options on futures contracts might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and options on futures contracts markets are subject to daily variation margin calls and might be compelled to liquidate futures or options on futures contracts positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because initial margin deposit requirements in the futures markets are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the future markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, "program trading" and other investment strategies might result in temporary price distortions.

Swap Agreements. The Funds may enter into interest rate, securities index, commodity, or security and currency exchange rate swap agreements and related caps, floors, and collars. The Funds will use such instruments solely for the purpose of bona fide hedging or risk management, such as for the purpose of attempting to obtain or preserve a particular desired return or spread at a lower cost to the Funds than if the Funds had invested directly in an instrument that yielded that desired return or spread. The Funds also may enter into swaps in order to protect against an increase in the price of, or the currency exchange rate applicable to, securities that the Funds anticipate purchasing at a later date. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to several years. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount" (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate) in a particular foreign currency, or in a "basket" of securities representing a particular index. Swap agreements may include caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that a specified index exceed a specified rate or amount, or "cap;" floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that a specified index falls below a specified level, or "floor;" and collars, under which a party sells a cap and purchases a floor, or vice versa, in an attempt to protect itself against movements interest or values exceeding given minimum or maximum levels.

The "notional amount" of the swap agreement is the agreed upon basis for calculating the obligations that the parties to a swap agreement have agreed to exchange. Under most swap agreements entered into by the Funds, the obligations of the parties would be exchanged on a "net basis." Consequently, the Funds' obligation (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement. A Fund's obligation under a swap agreement will be accrued daily (offset against amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterpart will be covered by the maintenance of a segregated account consisting of cash and/or other appropriate liquid assets.

Whether the Funds' use of swap agreements will be successful in furthering their investment objectives will depend, in part, on the Advisor's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. The swap market has grown substantially in recent years with a large number of banking firms acting as both principals and agents using standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not been fully developed and, accordingly, they are less liquid than swaps. Moreover, the Funds bear the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterpart. Certain restrictions imposed on the Funds by the Internal Revenue Code of 1986 ("IRC") may limit the Funds' ability to use swap agreements. The swaps market is largely unregulated.

The Funds will enter swap agreements only with counter parties that the Advisor reasonably believes are capable of performing under the swap agreements. If there is a default by the other party to such a transaction, the Funds will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction.

Additional Derivative Instruments and Strategies. In addition to the derivative instruments and strategies described above and in the Prospectus, the Advisor expects additional derivative instruments and other hedging or risk management techniques to develop from time to time. The Advisor may utilize these new derivative instruments and techniques to the extent that they are consistent with the Funds' investment objective and permitted by the Funds' investment limitations, operating policies, and applicable regulatory authorities.

FOREIGN SECURITIES. Investing in foreign securities involves a series of risks not present in investing in U.S. securities. Most of the foreign securities held by the portfolios will not be registered with the Securities and Exchange Commission (the "SEC"), nor will the foreign issuers be subject to SEC reporting requirements. Accordingly, there may be less publicly available information concerning foreign issuers of securities held by the portfolio than is available concerning U.S. companies. Disclosure and regulatory standards in many respects are less stringent in emerging market countries than in the U.S. and other major markets. There also may be a lower level of monitoring and regulation of emerging markets and the activities of investors in such markets and enforcement of existing regulations may be extremely limited. Foreign companies and, in particular, companies in smaller and emerging capital markets are not generally subject to uniform accounting, auditing and financial reporting standards, or to other regulatory requirements comparable to those applicable to U.S. companies. The portfolio's net investment income and capital gains from its foreign investment activities may be subject to non-U.S. withholding taxes.

The costs attributable to foreign investing that a Fund must bear frequently are higher than those attributable to domestic investing; this is particularly true with respect to emerging capital markets. For example, the costs of maintaining custody of foreign securities exceeds custodian costs for domestic securities and transaction and settlement costs of foreign investing also frequently are higher than those attributable to domestic investing. Costs associated with the exchange of currencies also make foreign investing more expensive than domestic investing. Investment income on certain foreign securities in which the portfolio may invest may be subject to foreign withholding or other government taxes that could reduce the return of these securities. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign tax to which the portfolio would be subject.

The economies of individual emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.

Investments in companies domiciled in developing countries may be subject to potentially higher risks than investments in developed countries. These risks include (i) less social, political and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict a portfolio's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) the absence of developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property; (v) the absence, until recently in certain Eastern European countries, of a capital market structure or market-oriented economy; and (vi) the possibility that recent favorable economic developments in Eastern Europe may be slowed or reversed by unanticipated political or social events in such countries.

In addition, many countries in which the Funds may invest have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries. Moreover, the economies of some developing countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resources self-sufficiency and balance of payments position.

Investments in Eastern European countries may involve risks of nationalization, expropriation and confiscatory taxation. The communist governments of a number of Eastern European countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there can be no assurance that such expropriation will not occur in the future. In the event of such expropriation, a portfolio could lose a substantial portion of any investments it has made in the affected countries. Finally, even though certain Eastern European currencies may be convertible into U.S. dollars, the conversion rates may be artificial to the actual market values and may be adverse to portfolio shareholders. Further, no accounting standards exist in Eastern European countries.

Each portfolio endeavors to buy and sell foreign currencies on as favorable a basis as practicable. Some price spread in currency exchange (to cover service charges) will be incurred, particularly when a portfolio changes investments from one country to another or when proceeds of the sale of shares in U.S. dollars are used for the purchase of securities in foreign countries. Also, some countries may adopt policies which would prevent a portfolio from transferring cash out of the country or withhold portions of interest and dividends at the source. There is the possibility of cessation of trading on national exchanges, expropriation, nationalization or confiscatory taxation, withholding and other foreign taxes on income or other amounts, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability, or diplomatic developments which could affect investments in securities of issuers in foreign nations.

Foreign markets also have different clearance and settlement procedures and in certain markets there have been times when settlements have failed to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of the portfolio to make intended security purchases due to settlement problems could cause the portfolio to miss investment opportunities. Inability to dispose of a portfolio security due to settlement problems either could result in losses to the portfolio due to subsequent declines in the value of such portfolio security or, if the portfolio has entered into a contract to sell the security, could result in possible liability to the purchaser.

Foreign securities may be purchased through depository receipts, including American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs") Global Depository Receivables ("GDRs"), or other securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets, while EDRs and GDRs may be denominated in other currencies and are designed for use in the European securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs and GDRs are European receipts evidencing a similar arrangement. For purposes of the portfolio's investment policies, ADRs, EDRs and GDRs are deemed to have the same classification as the underlying securities they represent, except that ADRs, EDRs and GDRs shall be treated as indirect foreign investments. Thus, an ADR, EDR or GDR representing ownership of common stock will be treated as common stock. ADR, EDR and GDR depository receipts do not eliminate all of the risks associated with directly investing in the securities of foreign issuers.

ADR facilities may be established as either "unsponsored" or "sponsored." While ADRs issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of ADR holders and the practices of market participants.

A depository may establish an unsponsored facility without participation by (or even necessarily the acquiescence of) the issuer of the deposited securities, although typically the depository requests a letter of non-objection from such issuer prior to the establishment of the facility. Holders of unsponsored ADRs generally bear all the costs of such facilities. The depository usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distributions and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to pass through voting rights to ADR holders with respect to the deposited securities. In addition, an unsponsored facility is generally not obligated to distribute communications received from the issuer of the deposited securities or to disclose material information about such issuer in the U.S. and thus there may not be a correlation between such information and the market value of the depository receipts.

Sponsored ADR facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depository. The deposit agreement sets out the rights and responsibilities of the issuer, the depository and the ADR holders. With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as dividend payment fees of the depository), although ADR holders continue to bear certain other costs (such as deposit and withdrawal fees). Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities.

FORWARD FOREIGN CURRENCY TRANSACTIONS. The foreign securities held by the Funds will usually be denominated in foreign currencies and the Funds may temporarily hold foreign currency in connection with such investments. As a result, the value of the assets held by the Fund may be affected favorably or unfavorably by changes in foreign currency exchange rates, by exchange control regulations and by indigenous economic and political developments. Some countries in which the Funds may invest may also have fixed or managed currencies that are not free-floating against the U.S. dollar. Further, certain currencies may not be internationally traded. Certain of these currencies have experienced a steady devaluation relative to the U.S. dollar. Any devaluations in the currencies in which a Fund's securities are denominated may have a detrimental impact on that Fund.

A Fund may enter into forward foreign currency contracts ("forward currency contracts") in an effort to control some of the uncertainties of foreign currency rate fluctuations. A forward currency contract is an agreement to purchase or sell a specific currency at a specified future date and price agreed to by the parties at the time of entering into the contract. The Fund will not engage in foreign currency contracts in which the specified future date is more than one year from the time of entering into the contract. In addition, the Fund will not engage in forward currency contracts for speculation, but only as an attempt to hedge against changes in foreign currency exchange rates affecting the values of securities which the Fund holds or intends to purchase. Thus, the Fund will not enter into a forward currency contract if such contract would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund securities or other assets denominated in that currency.

The Funds may use forward currency contracts to fix the value of certain securities it has agreed to buy or sell. For example, when a Fund enters into a contract to purchase or sell securities denominated in a particular foreign currency, the Fund could effectively fix the maximum cost of those securities by purchasing or selling a foreign currency contract, for a fixed value of another currency, in the amount of foreign currency involved in the underlying transaction. In this way, a Fund can protect the value of securities in the underlying transaction from an adverse change in the exchange rate between the currency of the underlying securities in the transaction and the currency denominated in the foreign currency contract, during the period between the date the security is purchased or sold and the date on which payment is made or received.

The Funds may also use forward currency contracts to hedge the value, in U.S. dollars, of securities it currently owns. For example, if the portfolio held securities denominated in a foreign currency and anticipated a substantial decline (or increase) in the value of that currency against the U.S. dollar, the Fund may enter into a foreign currency contract to sell (or purchase), for a fixed amount of U.S. dollars, the amount of foreign currency approximating the value of all or a portion of the securities held which are denominated in such foreign currency.

Upon the maturity of a forward currency transaction, the portfolio may either accept or make delivery of the currency specified in the contract or, at any time prior to maturity, enter into a closing transaction which involves the purchase or sale of an offsetting contract. An offsetting contract terminates the Fund's contractual obligation to deliver the foreign currency pursuant to the terms of the forward currency contract by obligating the Fund to purchase the same amount of the foreign currency, on the same maturity date and with the same currency trader, as specified in the forward currency contract. The

Fund realizes a gain or loss as a result of entering into such an offsetting contract to the extent the exchange rate between the currencies involved moved between the time of the execution of the original forward currency contract and the offsetting contract.

The use of forward currency contracts to protect the value of securities against the decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities the portfolio owns or intends to acquire, but it does fix a future rate of exchange. Although such contracts minimize the risk of loss resulting from a decline in the value of the hedged currency, they also limit the potential for gain resulting from an increase in the value of the hedged currency. The benefits of forward currency contracts to the portfolio will depend on the ability of the portfolio's investment manager to accurately predict future currency exchange rates.

FOREIGN CURRENCY FUTURES. Generally, foreign futures contracts will be executed on a U.S. exchange. To the extent they are not, however, engaging in such transactions will involve the execution and clearing of trades on or subject to the rules of a foreign board of trade. Neither the National Futures Association nor any domestic (U.S.) exchange regulates activities of any foreign boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the exchange may be liquidated by a transaction on the appropriate domestic market. Moreover, applicable laws or regulations will vary depending on the foreign country in which the foreign futures transaction occurs. Therefore, entities (such as the portfolio) which trade foreign futures contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, Commodity Futures Trading Commission ("CFTC") regulations, the rules of the National Futures Association or those of a domestic (U.S.) exchange. In particular, monies received from customers for foreign futures transactions may not be provided the same protections as monies received in connection with transactions on U.S. futures exchanges. In addition, the price of any foreign futures and, therefore, the potential profits and loss thereon, may be affected by any variance in the foreign exchange rate between the time the order for the futures contract is placed and the time it is liquidated, offset or exercised.

HIGH-YIELD/HIGH-RISK SECURITIES. High-yield/high-risk securities (or "junk" bonds) are debt securities rated below investment grade by the primary rating agencies (such as Standard & Poor's Ratings Services and Moody's Investors Service, Inc.).

The value of lower quality securities generally is more dependent on the ability of the issuer to meet interest and principal payments (i.e., credit risk) than is the case for higher quality securities. Conversely, the value of higher quality securities may be more sensitive to interest rate movements than lower quality securities. Issuers of high-yield securities may not be as strong financially as those issuing bonds with higher credit ratings. Investments in such companies are considered to be more speculative than higher quality investments.

Issuers of high-yield securities are more vulnerable to real or perceived economic changes (for instance, an economic downturn or prolonged period of rising interest rates), political changes or adverse developments specific to the issuer. The market for lower quality securities is generally less liquid than the market for higher quality securities. Adverse publicity and investor perceptions as well as new or proposed laws may also have a greater negative impact on the market for lower quality securities.

INVESTMENT COMPANIES. The Trust has applied for certain exemptive relief with the SEC that, if granted, will allow the Funds to invest a portion of their assets into shares of the Ready Reserves Fund based upon the terms and conditions of such relief.

ILLIQUID SECURITIES. Illiquid securities are securities that are not readily marketable. The Board of Trustees, or its delegate, has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are illiquid for purposes of this limitation. Certain securities exempt from registration or issued in transactions exempt from registration under the Securities Act of 1933, as amended (the "Securities Act"), such as securities that may be resold to institutional investors under Rule 144A under the Securities Act and Section 4(2) commercial paper may be considered liquid under guidelines adopted by the Board of Trustees.

The Board of Trustees has delegated to the Advisor the day-to-day determination of the liquidity of a security, although it has retained oversight for such determinations. The Board of Trustees has approved procedures that allow the Advisor to deem Section 4(2) commercial paper liquid only if the Advisor determines that there is no significant difference between Section 4(2) commercial paper and traditional commercial paper based upon an evaluation of the following characteristics:

(i) market characteristic, such as the nature of the security and the nature of marketplace trades; (ii) trading characteristics, such as the frequency of trades and quotes for the security, the number of dealers willing to purchase or sell the security and the number of other potential purchasers; and (iii) the quality of the issue or issuer. With respect to a portfolio's foreign holdings or unregistered securities, a foreign or unregistered security may be considered liquid by the Advisor (despite its restricted nature under the Securities Act) if the security can be freely traded in a foreign securities market or resold to institutional investors and the facts and circumstances support a finding of liquidity.

LENDING. The Income Fund may from time to time lend securities (but not in excess of 75% of its assets) from its portfolio to brokers, dealers and financial institutions, provided: (1) the loan is secured continuously by collateral consisting of U.S. Government securities, government agency securities, U.S. Government instrumentality securities, cash or cash equivalents adjusted daily to have a market value at least equal to the current market value of the securities loaned plus accrued interest; (2) the portfolio may at any time call the loan and regain the securities loaned; and (3) the Advisor (under the supervision of the Board of Trustees) has reviewed the creditworthiness of the borrower and has found it satisfactory. The Funds will receive from the borrower amounts equal to the interest paid on the securities loaned and will also earn income for having made the loan. Any cash collateral will be invested in short-term securities, the income from which will increase the return to the portfolio. The risks associated with lending portfolio securities are similar to those of entering into repurchase agreements. While the Growth Fund, Tax-Managed Growth Fund, Large Cap Growth Fund, Small Cap Growth Fund, International Growth Fund, Disciplined Large Cap Fund and Value Discovery Fund also have the authority to lend portfolio securities, they have no current intention to do so.

NEW COMPANIES. The Small Cap Growth Fund may invest its assets in the securities of companies with continuous operations of less than three years ("new companies"). Investments in new companies involve considerations that are not applicable to investing in securities of established, larger-capitalization issuers, including reduced and less reliable information about issuers and markets, less stringent financial disclosure requirements and accounting standards, illiquidity of securities and markets, higher brokerage commissions and fees and greater market risk in general. In addition, securities of new companies may involve greater risks since these securities may have limited marketability and, thus, may be more volatile. Because such companies normally have fewer shares outstanding than larger companies, it may be more difficult for the Fund to buy or sell significant amounts of such shares without an unfavorable impact on prevailing prices. These companies may have limited product lines, markets or financial resources and may lack management depth. In addition, these companies are typically subject to a greater degree of changes in business prospects than are larger, more established companies. There is typically less publicly available information concerning these companies than for larger, more established ones.

Although investing in securities of these companies offers potential for above-average returns if the companies are successful, the risk exists that the companies will not succeed and the prices of the companies' shares could significantly decline in value. Therefore, an investment in the Fund may involve a greater degree of risk than an investment in other mutual funds that seek capital appreciation by investing in more established, larger companies.

REPURCHASE AGREEMENTS. In a repurchase agreement, a portfolio buys a security at one price and at the time of sale, the seller agrees to repurchase the obligation at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. The Advisor will monitor, on an ongoing basis, the value of the underlying securities to ensure that the value always equals or exceeds the repurchase price plus accrued interest. Repurchase agreements could involve certain risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon a portfolio's ability to dispose of the underlying securities. The risk to a portfolio is limited to the ability of the seller to pay the agreed upon sum on the delivery date. In the event of default, a repurchase agreement provides that the portfolio is entitled to sell the underlying collateral. The loss, if any, to the portfolio will be the difference between the proceeds from the sale and the repurchase price. However, if bankruptcy proceedings are commenced with respect to the seller of the security, disposition of the collateral by the portfolio may be delayed or limited. Although no definitive creditworthiness criteria are used, the Advisor reviews the creditworthiness of the banks and non-bank dealers with which the portfolio enters into repurchase agreements to evaluate those risks. The Board of Trustees will review and monitor the creditworthiness of broker-dealers and banks with which a portfolio enters into repurchase agreements. A portfolio may, under certain circumstances, deem repurchase agreements collateralized by U.S. government securities to be investments in U.S. government securities.

RESTRICTED SECURITIES. Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, a portfolio may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the portfolio may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the portfolio might obtain a less favorable price than prevailed when it decided to sell. If through the appreciation of restricted securities or the depreciation of unrestricted securities, a portfolio would be in a position where more of its net assets are invested in illiquid securities, including restricted securities that are not readily marketable (except for 144A Securities and 4(2) commercial paper deemed to be liquid by the Advisor), than is permitted by its investment restrictions, the Fund will take such steps as it deems advisable, if any, to protect liquidity.

SMALL COMPANIES. While smaller companies generally have the potential for rapid growth, investments in smaller companies often involve greater risks than investments in larger, more established companies because smaller companies may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. In addition, in many instances the securities of smaller companies are traded only over-the-counter or on a regional securities exchange and the frequency and volume of their trading is substantially less than is typical of larger companies. Therefore, the securities of smaller companies may be subject to greater and more abrupt price fluctuations. When making large sales, the portfolio may have to sell portfolio holdings at discounts from quoted prices or may have to make a series of small sales over an extended period of time due to the trading volume of smaller company securities. Investors should be aware that, based on the foregoing factors, an investment in the Small Cap Growth Fund, Value Discovery Fund, and to a lesser extent, the Growth Fund and the International Growth Fund, may be subject to greater price fluctuations than an investment in a fund that invests primarily in larger, more established companies. The Advisor's research efforts may also play a greater role in selecting securities for the portfolio than in a fund that invests in larger, more established companies.

WARRANTS. Warrants are securities giving the holder the right, but not the obligation, to buy the stock of an issuer at a given price (generally higher than the value of the stock at the time of issuance) during a specified period or perpetually. Warrants may be acquired separately or in connection with the acquisition of securities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase and they do not represent any rights in the assets of the issuer. As a result, warrants may be considered to have more speculative characteristics than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date.

WHEN-ISSUED OR DELAYED DELIVERY TRANSACTIONS. Each Fund may purchase newly issued securities on a when-issued basis and may purchase or sell portfolio securities on a delayed delivery basis. When a Fund purchases securities on a when-issued or a delayed delivery basis, it becomes obligated to purchase the securities and it has all the rights and risks attendant to ownership of the securities, although delivery and payment occur at a later date. A Fund will record the transaction and reflect the liability for the purchase and the value of the security in determining its net asset value. The value of fixed-income securities to be delivered in the future will fluctuate as interest rates vary. A Fund generally has the ability to close out a purchase obligation on or before the settlement date, rather than take delivery of the security.

At the time a Fund makes the commitment to sell a security on a delayed delivery basis, it will record the transaction and include the proceeds to be received in determining its net asset value; accordingly, any fluctuations in the value of the security sold pursuant to a delayed delivery commitment are ignored in calculating net asset value so long as the commitment remains in effect. Normally, settlement occurs within one month of the purchase or sale.

To the extent a Fund engages in when-issued or delayed delivery purchases, it will do so for the purpose of acquiring securities consistent with the Fund's investment objective and policies and not for the purpose of investment leverage or to speculate on interest rate changes, but each Fund reserves the right to sell these securities before the settlement date if deemed advisable. To the extent required to comply with Securities and Exchange Commission Release No. IC-10666, when purchasing securities on a when-issued or delayed delivery basis, each Fund will maintain in a segregated account cash or liquid securities equal to the value of such contracts.

                   ADDITIONAL INFORMATION ABOUT SHARE CLASSES

PURCHASES.

PURCHASE OF SHARES--ALTERNATIVE PURCHASE ARRANGEMENTS. Class A shares of each Fund are sold to investors subject to an initial sales charge. Class B shares are sold without an initial sales charge but are subject to higher ongoing expenses than

Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares at the end of the seventh year after issuance (at the end of the third year after issuance for Income Fund). Class C shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares, are subject to a contingent deferred sales charge payable upon certain redemptions within the first year following purchase, and do not convert into another class. Class N shares are sold to investors without an initial sales charge or a contingent deferred sales charge but have higher ongoing expenses than Class I shares. Class I shares are sold to investors without an initial sales charge or a contingent deferred sales charge, and have lower ongoing expenses than Class N shares. When placing purchase orders, investors must specify whether the order is for Class A, Class B, Class C, Class N or Class I shares.

The primary distinctions among the classes of each Fund's shares lie in their initial and contingent deferred sales charge structure and in their ongoing expenses, including asset-based sales charges in the form of Rule 12b-1 distribution fees and shareholder services fees. These differences are summarized in the table below. Each class has distinct advantages and disadvantages for different investors, and investors may choose the class that best suits their circumstances and objectives.


                                                                                  ANNUAL
                                                              ANNUAL           SHAREHOLDER
                                                            12B-1 FEES        SERVICES FEES
                                                            (AS A % OF          (AS A % OF
                                                             AVERAGE             AVERAGE
                                                            DAILY NET           DAILY NET                   OTHER
                           SALES CHARGE                      ASSETS)             ASSETS)                 INFORMATION
             ---------------------------------------        ---------         -------------              -----------

Class A      Maximum initial sales charge of 5.75%            None             0.25% (0.15%          Initial sales charge waived
             (2.00% for the Income Fund) of the                              for Income Fund)        or reduced for certain
             public offering price                                                                   purchases

Class B      Maximum contingent deferred sales charge        0.75%
             of 5.00% (2.00% for the Income Fund) of                           0.25% (0.15%          Shares convert to Class A
             redemption proceeds; declines to zero                           for Income Fund)        shares seven years after
             after six years (two years for the                                                      issuance (three for the
             Income Fund)                                                                            Income Fund)

Class C      Contingent deferred sales charge of 1%          0.75%             0.25% (0.15%          No conversion feature
             of redemption proceeds for redemptions                          for Income Fund)
             made during first year after purchase

Class N      None                                            0.25%(1)            None(2)             None, subject to certain
                                                                                                     conditions

Class I      None                                              None                None              None, subject to certain
                                                                                                     conditions

------------------
(1)  For all Funds except the Income Fund (0.15%) and the Ready Reserves Fund.
(2) The Ready Reserves Fund pays a service fee of 0.35% of the Fund's average daily net assets.

ELIGIBILITY. In addition to the eligibility requirements set forth in the prospectus, the following types of investors may invest in the following classes of shares:

Class I:

(1) tax-exempt retirement plans (Profit Sharing, 401(k), Money Purchase Pension and Defined Benefit Plans) of William Blair and its affiliates and rollover accounts from those plans; and

(2) investment companies managed by the Advisor that invest primarily in other investment companies.

     Share certificates will not be issued for any Share Class.

DISTRIBUTION FEES. Each Fund (with the exception of the Ready Reserves Fund) has adopted plans under Rule 12b-1 ("Distribution Plans") that provide for fees to compensate the Distributor for distribution and services for Class B, Class C and Class N shares. Because Rule 12b-1 fees are paid out of Fund assets on an ongoing basis, they will, over time, increase the cost of an investment and cost more than other types of sales charges.

For its services under the Distribution Plans, the Distributor receives a distribution fee from each Fund, payable monthly, at the annual rate of 0.75%, 0.75% and 0.25%, of average daily net assets attributable to Class B, Class C and Class N shares, respectively, of each Fund except for Class N shares of the Income Fund. For the Class N shares of the Income Fund, the Distributor receives a fee under the Distribution Plan, payable monthly, at the annual rate of 0.15%.

SHAREHOLDER SERVICE FEES. Shareholder services are provided to each Fund's Class A, Class B and Class C shares under a Shareholder Services Agreement with the Distributor. The Distributor bears all its expenses of providing services pursuant to the Shareholder Services Agreement, including the payment of shareholder service fees. The Fund pays the Distributor a shareholder services fee, payable monthly, at an annual rate of 0.25% of average daily net assets of Class A, Class B and Class C shares of the Fund (0.15% of average daily net assets for the Income Fund).

SERVICE FEES. The Ready Reserves Fund has entered into a Service Agreement with the Advisor under which the Advisor agrees to provide certain support services to Class N shareholders, including shareholder services and automatic sweep services, for a fee of 0.35% of the Fund's average net assets. The Board of Trustees has determined that the amount payable for "service fees" (as defined by the National Association of Securities Dealers) does not exceed 0.25% of the average daily net assets attributable to the Class N shares of the Ready Reserves Fund.

SUMMARY OF ONGOING FEES FOR CLASS A SHARES. Under a Shareholder Service Agreement, the Funds pay a shareholder services fee to the Distributor, payable monthly, at an annual rate of 0.25% of average daily net assets of each Fund attributable to Class A shares (0.15% for Class A shares of the Income Fund). The fee is accrued daily as an expense of Class A shares.

SUMMARY OF ONGOING FEES FOR CLASS B SHARES. Under a Distribution Plan, the Funds pay a distribution fee to the Distributor, payable monthly, at the annual rate of 0.75% of average daily net assets of each Fund attributable to Class B shares. Under a Shareholder Service Agreement, the Funds also pay to the Distributor a shareholder services fee, payable monthly, at an annual rate of 0.25% of average daily net assets of each Fund attributable to Class B shares (0.15% for Class B shares of the Income Fund). Both fees are accrued daily as an expense of Class B shares.

SUMMARY OF ONGOING FEES FOR CLASS C SHARES. Under a Distribution Plan, the Funds pay a distribution fee to the Distributor, payable monthly, at an annual rate of 0.75% of average daily net assets of each Fund attributable to Class C shares. Under a separate Shareholder Services Agreement, the Funds also pay to the Distributor a shareholder services fee, payable monthly, at an annual rate of 0.25% of average daily net assets of each Fund attributable to Class C shares (0.15% for Class C shares of the Income Fund). Both fees are accrued daily as an expense of Class C shares.

SUMMARY OF ONGOING FEES FOR CLASS N SHARES. Under a Distribution Plan, the Funds (except for the Ready Reserves Fund) pay a distribution fee to the Distributor, payable monthly, at the annual rate of 0.25% of average daily net assets of each Fund (0.15% for the Income Fund) attributable to Class N shares. The fee is accrued daily as an expense of Class N shares.

Under the Service Agreement, the Ready Reserves Fund pays a service fee to the Advisor, payable monthly, at the annual rate of 0.35% of average daily net assets of the Fund attributable to Class N shares. The fee is accrued daily as an expense of Class N shares.

SUMMARY OF ONGOING FEES FOR CLASS I SHARES. The Funds do not pay a distribution or shareholder services fee for Class I shares.

INITIAL SALES CHARGE ALTERNATIVE-CLASS A SHARES. The public offering price of Class A shares for purchasers choosing the initial sales charge alternative is the net asset value plus a sales charge, as set forth below:


                                                                   EQUITY FUNDS SALES CHARGE
                                       ---------------------------------------------------------------------------------
                                                                                                      ALLOWED TO DEALERS
                                       AS A PERCENTAGE OF              AS A PERCENTAGE OF             AS A PERCENTAGE OF
       AMOUNT OF PURCHASE                OFFERING PRICE                 NET ASSET VALUE*               OFFERING PRICE***
       ------------------              ------------------              ------------------             ------------------

$0 - $49,999.................                 5.75%                          6.10%                           5.00%
$50,000 - $99,999............                 4.50%                          4.71%                           3.75%
$100,000 - $249,999..........                 3.50%                          3.63%                           2.75%
$250,000 - $499,999..........                 2.50%                          2.56%                           2.00%
$500,000 - $999,999..........                 2.00%                          2.04%                           1.75%
$1 million and over**........                 0.00%                          0.00%                           1.00%

------------------
*    Rounded to the nearest one-hundredth percent.
** Redemption of shares may be subject to a contingent deferred sales charge as discussed below.
***  Commission is payable by the Distributor as discussed below.


                                                                    INCOME FUND SALES CHARGE
                                       ---------------------------------------------------------------------------------
                                                                                                      ALLOWED TO DEALERS
                                       AS A PERCENTAGE OF              AS A PERCENTAGE OF             AS A PERCENTAGE OF
       AMOUNT OF PURCHASE                OFFERING PRICE                 NET ASSET VALUE*               OFFERING PRICE***
       ------------------              ------------------              ------------------             ------------------

$0 - $49,999.................                 2.00%                          2.04%                           1.75%
$50,000 - $99,999............                 2.00%                          2.04%                           1.75%
$100,000 - $249,999..........                 1.50%                          1.52%                           1.25%
$250,000 - $499,999..........                 1.50%                          1.52%                           1.25%
$500,000 - $999,999..........                 1.00%                          1.01%                           0.75%
$1 million and over**........                 0.00%                          0.00%                           0.50%

------------------
*    Rounded to the nearest one-hundredth percent.
** Redemption of shares may be subject to a contingent deferred sales charge as discussed below.
***  Commission is payable by the Distributor as discussed below.

Class A shares of a Fund may be purchased at net asset value to the extent that the amount invested represents the net proceeds from a redemption of shares of a mutual fund for which William Blair or an affiliate does not serve as investment manager ("non-William Blair Fund") provided that: (a) the investor has previously paid either an initial sales charge in connection with the purchase of the non-William Blair Fund shares, and (b) the purchase of Fund shares is made within 90 days after the date of such redemption. To make such a purchase at net asset value, the investor or the investor's dealer must, at the time of purchase, submit a request that the purchase be processed at net asset value pursuant to this privilege. The Distributor may in its discretion compensate firms for sales of Class A shares under this privilege at a commission rate of 0.50% of the amount of Class A shares purchased. The redemption of the shares of the non-William Blair Fund is, for Federal income tax purposes, a sale upon which a gain or loss may be realized.

Class A shares of a Fund may be purchased at net asset value by: (a) any purchaser provided that the amount invested in such Fund or other William Blair Funds listed under "Special Features -- Class A Shares -- Combined Purchases" totals at least $1,000,000 including purchases of Class A shares pursuant to the "Combined Purchases," "Letter of Intent" and "Cumulative Discount" features described under "Special Features"; or (b) a participant-directed qualified retirement plan described in Code Section 401(a) or a participant-directed non-qualified deferred compensation plan described in Code Section 457, provided in each case that such plan has not less than 200 eligible employees (the "Large Order NAV Purchase Privilege"). Redemption within two years of shares purchased under the Large Order NAV Purchase Privilege may be subject to a contingent deferred sales charge. See "Contingent Deferred Sales Charge -- Large Order NAV Purchase Privilege" below.

Class A shares may be sold at a net asset value in any amount to: (a) officers, trustees, directors, employees (including retirees) and sales representatives of a Fund, its investment manager, its principal underwriter or certain affiliate companies, for themselves or members of their families; (b) registered representatives and employees of broker-dealers having selling group agreements with the Distributor and officers, directors and employees of service agents of the Funds, for themselves or their spouses or dependent children; and (c) any trust, pension, profit-sharing or other benefit plan for only such persons.

Class A shares may be sold at net asset value in any amount to selected employees (including their spouses and dependent children) of banks and other financial services firms that provide services related to order placement and payment to facilitate transactions in shares of the Funds for their clients pursuant to an agreement with the Distributor or one of its affiliates. Only those employees of such banks and other firms who as part of their usual duties provide services related to transactions in Fund shares may purchase Fund Class A shares at net asset value hereunder. Class A shares of a Fund may be sold at net asset value through certain investment advisers registered under the Investment Advisers Act of 1940 and other financial services firms that adhere to certain standards established by the Distributor, including a requirement that such shares be sold for the benefit of their clients participating in an investment advisory program under which such clients pay a fee to the Advisor or other firm for portfolio management and other services. Such shares are sold for investment purposes and on the condition that they will not be resold except through redemption or repurchase by the Funds. The Funds may also issue Class A shares at net asset value in connection with the acquisition of the assets of or merger or consolidation with another investment company, or to shareholders in connection with the investment or reinvestment of income and capital gain dividends.

The sales charge scale is applicable to purchases made at one time by any "purchaser" which includes: an individual; or an individual, his or her spouse and children under the age of 21; or a trustee or other fiduciary of a single trust estate or single fiduciary account; or an organization exempt from federal income tax under Section 501(c)(3) or (13) of the code; or a pension, profit-sharing or other employee benefit plan whether or not qualified under
Section 401 of the Code; or other organized group of persons whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase of redeemable securities of a registered investment company at a discount. In order to qualify for a lower sales charge, all orders from an organized group will have to be placed through a single investment dealer or other firm and identified as originating from a qualifying purchaser.

DEFERRED SALES CHARGE ALTERNATIVE--CLASS B SHARES. Investors choosing the deferred sales charge alternative may purchase Class B shares at net asset value per share without any sales charge at the time of purchase. Since Class B shares are being sold without an initial sales charge, the full amount of the investor's purchase payment will be invested in Class B shares for his or her account. A contingent deferred sales charge may be imposed upon redemption of Class B shares. See "Redemption or Repurchase of Shares -- Contingent Deferred Sales Charge -- Class B Shares."

Class B shares of a Fund will automatically convert to Class A shares of the same fund eight years (four years for the Income Fund) after issuance on the basis of the relative net asset value per share. The purpose of the conversion feature is to relieve holders of Class B shares from the distribution services fee when they have been outstanding long enough for the Distributor to have been compensated for distribution related expenses. For purposes of conversion to Class A shares, shares purchased through the reinvestment of dividends and other distributions paid with respect to Class B shares in a shareholder's Fund account will be converted to Class A shares on a pro rata basis.

PURCHASE OF CLASS C SHARES. The public offering price of the Class C shares of a Fund is the next determined net asset value. No initial sales charge is imposed. Since Class C shares are sold without an initial sales charge, the full amount of the investor's purchase payment will be invested in Class C shares for his or her account. A contingent deferred sales charge may be imposed upon the redemption of Class C shares if they are redeemed within one year of purchase. See "Contingent Deferred Sales Charge -- Class C Shares" below.

PURCHASE OF CLASS N AND CLASS I SHARES. The public offering price of the Class N and Class I shares of a Fund is the next determined net asset value. No initial sales charge or contingent deferred charge is imposed. Since Class N and Class I shares are sold without an initial sales charge, the full amount of the investor's purchase payment will be invested in Class N and Class I shares for the investor's account.

FEES PAID BY DISTRIBUTOR TO SERVICE FIRMS. The Distributor may enter into related arrangements with various broker-dealer firms and other service firms ("firms"), that provide services and facilities for their customers or clients who are shareholders of a Fund. The firms provide such office space and equipment, telephone facilities and personnel as is necessary or beneficial for providing information and services to their clients. Such services and assistance may include, but are not limited to, establishing and maintaining accounts and records, processing purchase and redemption transactions, answering routine inquiries regarding the Fund, assistance to clients in changing dividend and investment options, account designations and addresses and such other services as may be agreed upon from time to time and permitted by applicable statute, rule or regulation. The Distributor also may provide some of the above services and retains any portion of the fee under the Shareholder Services Agreement not paid to firms. Currently, the shareholder services fee payable to the Distributor is based upon all Fund assets.

CLASS A SHARES. Each Fund receives the entire net asset value of all its Class A shares sold. The Distributor retains the sales charge on sales of Class A shares from which it allows discounts from the applicable public offering price to investment dealers, which discounts are uniform for all dealers in the United States and its territories. The normal discount allowed to dealers (up to 5.00% for equity funds and up to 1.75% for the Income Fund) is set forth in the table in "Initial Sales Charge Alternative -- Class A shares" above. Upon notice to all dealers with whom it has sales agreements, the Distributor may allow up to the full applicable sales charge, as shown in the above table, during periods and for transactions specified in such notice and such reallowances may be based upon attainment of minimum sales levels. During periods when 90% or more of the sales charge is reallowed, such dealers may be deemed to be underwriters as that term is defined in the Securities Act of 1933.

The Distributor may in its discretion compensate investment dealers or other financial services firms in connection with the sale of Class A shares of a Fund at net asset value in accordance with the Large Order NAV Purchase Privilege up to the following amounts: 1.00% of the net asset value of shares of all Funds (except the Income Fund) sold and 0.50% on the net asset value of shares of the Income Fund sold. For purposes of determining the appropriate commission percentage to be applied to a particular sale, the Distributor will consider the cumulative amount invested by the purchaser in a Fund and other Funds listed under "Special Features -- Class A Shares -- Combined Purchases," including purchases pursuant to the "Combined Purchases," "Letter of Intent" and "Cumulative Discount" features referred to above. The privilege of purchasing Class A shares of a Fund at net asset value under the Large Order NAV Purchase Privilege is not available if another asset value purchase privilege also applies.

For periods after the first year, the Distributor intends to pay firms for sales of Class A shares a shareholder services fee, payable quarterly, at an annual rate of 0.25% of net assets attributable to Class A shares (0.15% of net assets attributable to Class A shares of Income Fund). The fee will continue until terminated by the Distributor or the Fund.

CLASS B SHARES. For Class B shares, the Distributor receives any contingent deferred sales charges but may compensate firms for sales of Class B shares at the time of sale at a commission rate of up to 4.00% for equity funds (1.50% for the Income Fund). For periods after the first year, the Distributor intends to pay firms for sales of Class B shares a shareholder services fee, payable quarterly, at an annual rate of 0.25% of net assets attributable to Class B shares (0.15% of net assets attributable to Class B shares of Income Fund). The fee will continue until terminated by the Distributor or the Fund.

CLASS C SHARES. The Distributor currently intends to pay firms for sales of Class C shares a distribution and shareholder services fee of an initial 1.00% of the sale price at the time of sale and a periodic fee beginning one year after the sale, payable quarterly, at an annual rate of 1.00% of net assets attributable to Class C shares (0.90% of net assets attributable to Class C shares of Income Fund). The Distributor retains any contingent deferred sales charge on Class C shares.

CLASS N SHARES. With the exception of the Ready Reserves Fund, the Distributor, in its discretion, may compensate firms, payable quarterly, at an annual rate up to 0.25% (0.15% for the Income Fund) of the net assets attributable to Class N shares.

GENERAL. Banks and other financial services firms may provide services related to order placement and payment to facilitate transactions in shares of a Fund for their clients, and the Distributor may pay them a transaction fee up to the level of the discount or commission allowable or payable to dealers, as described above. Banks or other financial services firms may be subject to various state laws regarding the services described above and may be required to register as dealers pursuant to state law. If banking firms were prohibited from acting in any capacity or providing any of the described services, management would consider what action, if any, would be appropriate. The Distributor does not believe that termination of a relationship with a bank would result in any material adverse consequences to a Fund.

In addition to the discounts or commissions described above, the Distributor will, from time to time, pay or allow additional discounts, commissions or promotional incentives, in the form of cash or other compensation, to firms that sell shares of the Funds. Noncash compensation includes luxury merchandise and trips to luxury resorts. In some instances, such discounts, commissions or other incentives will be offered only to certain firms that sell or are expected to sell during specified time periods certain minimum amounts of shares of the Funds, or other funds underwritten by the Distributor.

Orders for the purchase of shares of a Fund will be confirmed at a price based on the net asset value of that Fund next determined after receipt by the Distributor of the order accompanied by payment. However, orders received by dealers or other financial services firms prior to the determination of net asset value (see "Net Asset Value") and received by the Distributor prior to the close of its business day will be confirmed at a price based on the net asset value effective on that day ("trade date"). The Funds reserve the right to determine the net asset value more frequently than once a day if deemed desirable. Dealers and other financial services firms are obligated to transmit orders promptly. Collection may take significantly longer for a check drawn on a foreign bank than for a check drawn on a domestic bank. Therefore, if an order is accompanied by a check drawn on a foreign bank, funds must normally be collected before shares will be purchased.

Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem the Funds' shares. Some may establish a higher minimum investment requirement than set forth above. Firms may arrange with their clients for other investments or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services, which charges would reduce the clients' return. Firms also may hold the Funds' shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Funds' transfer agent will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from the Funds through the Distributor for recordkeeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them access to their client's accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and reimbursement of cash dividends. Such firms may receive compensation from the Funds through the Distributor Service Agent for these services. This statement of additional information should be read in connection with such firms' material regarding their fees and services.

The Funds reserve the right to withdraw all or any part of the offering made by this statement of additional information and reject purchase orders. Also, from time to time, each Fund may temporarily suspend the offering of any class of its shares to new investors. During the period of such suspension, persons who are already shareholders of such class of such Fund normally are permitted to continue to purchase additional shares of such class and to have dividends reinvested.

The conversion of Class B shares to Class A shares may be subject to the continuing availability of an opinion of counsel, ruling by the Internal Revenue Service or other assurance acceptable to each Fund to the effect that (a) the assessment of the distribution services fee with respect to Class B shares and not Class A shares does not result in the Fund's dividends constituting "preferential dividends" under the Internal Revenue Code, and (b) that the conversion of Class B shares to Class A shares does not constitute a taxable event under the Internal Revenue Code. The conversion of Class B shares to Class A shares may be suspended if such assurance is not available. In that event, no further conversion of Class B shares would occur, and shares might continue to be subject to the distribution services fee for an indefinite period that may extend beyond the proposed conversion date as described herein.

The Trust has authorized certain members of the National Association of Securities Dealers, Inc. ("NASD"), other than the Distributor to accept purchase and redemption orders for the Funds' shares. Those brokers may also designate other parties to accept purchase and redemption orders on the Funds' behalf. Orders for purchase or redemption will be deemed to have been received by the Trust when such brokers or their authorized designees accept the orders. Subject to the terms of the contract between the Trust and the broker, ordinarily orders will be priced at the Fund's net asset value next computed after acceptance by such brokers or their authorized designees. Further, if purchases or redemptions of a Fund's shares are arranged and settlement is made at an investor's election through any other authorized NASD member, that member may, at its discretion, charge a fee for that service. The Board of Trustees and the Distributor each has the right to limit the amount of purchases by, and to refuse to sell to, any person. The Board of Trustees and the Distributor may suspend or terminate the offering of shares of a Fund at any time for any reason.

REDEMPTIONS. Redemption Fees. The Fund is intended as a long-term investment vehicle and not to provide a means of speculating on short-term market movements. Therefore, the Fund reserves the right to charge, at its discretion, a redemption fee of 1.00% on shares redeemed with 60 days of purchase in circumstances where the Fund believes the redemption may adversely affect the Fund's performance or shareholders.

SUSPENSION OF REDEMPTION OR DELAY IN PAYMENT. The Trust may not suspend the right of redemption or delay payment on its shares for more than seven days except (a) during any period when the New York Stock Exchange is closed (other than on weekends and customary holidays); (b) when trading in the markets that the portfolio normally utilizes is restricted or any emergency exists as determined by the Securities and Exchange Commission, so that disposal of a Fund's investments or determination of its net asset value is not reasonably practicable; or (c) for such other periods as the Securities and Exchange Commission may permit by order for protection of the Trust's shareholders.

SPECIAL REDEMPTIONS. Although it is the present policy of all of the Funds to redeem shares in cash, if the Board of Trustees determines that a material adverse effect would be experienced by the remaining shareholders if payment of large redemptions were made wholly in cash, the Funds will pay the redemption price in whole or in part by a distribution of portfolio instruments in lieu of cash, in conformity with the applicable rules of the Securities and Exchange Commission, taking such instruments at the same value used to determine net asset value and selecting the instruments in such manner as the Board of Trustees may deem fair and equitable. If such a distribution occurs, shareholders receiving instruments and selling them before their maturity could receive less than the redemption value of such instruments and could also incur transaction costs. The Funds have elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which the Funds are obligated to redeem portfolio shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the portfolio during any 90-day period for any one shareholder of record.

CONTINGENT DEFERRED SALES CHARGE--LARGE ORDER NAV PURCHASE PRIVILEGE. A contingent deferred sales charge may be imposed upon redemption of Class A shares that are purchased under the Large Order NAV Purchase Privilege as follows: for all Funds (except the Income Fund), 1% if they are redeemed within one year of purchase and 0.50% if they are redeemed during the second year after purchase and for the Income Fund, 0.50% if they are redeemed within one year of purchase. The charge will not be imposed upon redemption of reinvested dividends or share appreciation. The charge is applied to the value of the shares redeemed, excluding amounts not subject to the charge. The contingent deferred sales charge will be waived in the event of: (a) redemptions by a participant-directed qualified retirement plan described in Code Section 401(a) or a participant-directed non-qualified deferred compensation plan described in Code Section 457, provided in each case that such plan has not less than 200 eligible employees; (b) redemption of shares of a shareholder (including a registered joint owner) who has died; (c) redemption of shares of a shareholder (including a registered joint owner) who after purchase of the shares being redeemed becomes totally disabled (as evidenced by a determination by the federal Social Security Administration); (d) redemptions under a Fund's Systematic Withdrawal Plan at a maximum of 10% per year of the net asset value of the account; and (e) redemptions of shares whose dealer of record at the time of the investment notifies the Distributor that the dealer waives the discretionary commission applicable to such Large Order NAV Purchase.

CONTINGENT DEFERRED SALES CHARGE--CLASS B SHARES. A contingent deferred sales charge may be imposed upon redemption of Class B shares. There is no such charge upon redemption of any share appreciation or reinvested dividends on Class B shares. The charge is applied to the value of the shares redeemed, excluding amounts not subject to the charge. The charge is computed at the following rates applied to the value of the shares redeemed excluding amounts not subject to the charge.

                                                          EQUITY FUNDS                              INCOME FUND
            YEAR OF REDEMPTION                        CONTINGENT DEFERRED                       CONTINGENT DEFERRED
              AFTER PURCHASE                              SALES CHARGE                              SALES CHARGE
----------------------------------------              -------------------                       ------------------

First...................................                     5.00%                                     2.00%
Second..................................                     4.00%                                     1.00%
Third...................................                     3.00%                                     0.00%
Fourth..................................                     3.00%                                     0.00%
Fifth...................................                     2.00%                                     0.00%
Sixth...................................                     1.00%                                     0.00%
Seventh.................................                     0.00%                                     0.00%

The contingent deferred sales charge will be waived: (a) in the event of the total disability (as evidenced by a determination by the federal Social Security Administration) of the shareholder (including a registered joint owner) occurring after the purchase of the shares being redeemed, (b) in the event of the death of the shareholder (including a registered joint owner), (c) for redemptions made pursuant to a systematic withdrawal plan for up to 10% of net assets annually (see "Special Features -- Systematic Withdrawal Plan" below),
(d) for redemptions made pursuant to any IRA systematic withdrawal based on the shareholder's life expectancy including, but not limited to, substantially equal periodic payments described in Internal Revenue Code Section 72(t)(2)(A)(iv) prior to age 59 1/2 and (e) for redemptions to satisfy required minimum distributions after age 70 1/2 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder's William Blair Funds' IRA accounts). The contingent deferred sales charge will also be waived in connection with the following redemptions of shares held by employer sponsored employee benefit plans maintained on the subaccount recordkeeping system made available by the Distributor: (a) redemptions to satisfy participant loan advances (note that loan repayments constitute new purchases for purposes of the contingent deferred sales charge and the conversion privilege), (b) redemptions in connection with retirement distributions (limited at any one time to 10% of the total value of plan assets invested in a Fund), (c) redemptions in connection with distributions qualifying under the hardship provisions of the Internal Revenue Code and (d) redemptions representing returns of excess contributions to such plans.

CONTINGENT DEFERRED SALES CHARGE--CLASS C SHARES. A contingent deferred sales charge of 1% may be imposed upon redemption of Class C shares if they are redeemed within one year of purchase. The charge will not be imposed upon redemption of reinvested dividends or share appreciation. The charge is applied to the value of the shares redeemed excluding amounts not subject to the charge. The contingent deferred sales charge will be waived: (a) in the event of the total disability (as evidenced by a determination by the federal Social Security Administration) of the shareholder (including a registered joint owner) occurring after the purchase of the shares being redeemed, (b) in the event of the death of the shareholder (including a registered joint owner), (c) for redemptions made pursuant to a systematic withdrawal plan (limited to 10% of the net asset value of the account, see "Special Features -- Systematic Withdrawal Plan"), (d) for redemptions made pursuant to any IRA systematic withdrawal based on the shareholder's life expectancy including, but not limited to, substantially equal periodic payments described in Internal Revenue Code Section 72(t)(2)(A)(iv) prior to age 59 1/2, (e) for redemptions to satisfy required minimum distributions after age 70 1/2 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder's William Blair Funds' IRA accounts), (f) for any participant-directed redemptions of shares held by employer sponsored employee benefit plans maintained on the subaccount record keeping system made available by the Distributor and (g) redemption of shares by an employer sponsored employee benefit plan that offers funds in addition to William Blair Funds and whose dealer of record has waived the advance of the first year administrative service and distribution fees applicable to such shares and agrees to receive such fees quarterly.

CONTINGENT DEFERRED SALES CHARGE--GENERAL. The following example will illustrate the operation of the contingent deferred sales charge. Assume that an investor makes a single purchase of $10,000 of a Fund's Class B shares and that 16 months later the value of the shares has grown by $1,000 through reinvested dividends and by an additional $1,000 of share appreciation to a total of $12,000. If the investor were then to redeem the entire $12,000 in share value, the contingent deferred sales charge would be payable only with respect to $10,000 because neither the $1,000 of reinvested dividends nor the $1,000 of share appreciation is subject to the charge. The charge would be at the rate of 4.00% (1.00% for the Income Fund) ($40 ($10 for the Income Fund)) because it was in the second year after the purchase was made.

The rate of the contingent deferred sales charge is determined by the length of the period of ownership. Investments are tracked on a monthly basis. The period of ownership for this purpose begins the first day of the month in which the order for the investment is received. For example, an investment made in December, 1999 will be eligible for the second year's charge if redeemed on or after December 1, 2000. In the event no specific order is requested when redeeming shares subject to a contingent deferred sales charge, the redemption will be made first from shares representing reinvested dividends and then from the earliest purchase of shares. The Distributor receives any contingent deferred sales charge directly.

SPECIAL FEATURES.

CLASS A SHARES--COMBINED PURCHASES. Each Fund's Class A shares (or the equivalent) may be purchased at the rate applicable to the discount bracket attained by combining concurrent investments in Class A shares of any William Blair Fund.

CLASS A SHARES--LETTER OF INTENT. The same reduced sales charges for Class A shares, as shown in the applicable prospectus or statement of additional information, also apply to the aggregate amount of purchase of such Fund made by any purchaser within a 12-month period under a written Letter of Intent ("Letter") provided by the Distributor. The Letter, which imposes no obligation to purchase or sell additional Class A shares, provides for a price adjustment depending upon the actual amount purchased within such period. The Letter provides that the first purchase following execution of the Letter must be at least 5% of the amount of the intended purchase, and that 5% of the amount of the intended purchase normally will be held in escrow in the form of shares pending completion of the intended purchase. If the total investments under the Letter are less than the intended amount and thereby qualify only for a higher sales charge than actually paid, the appropriate number of escrowed shares are redeemed and the proceeds used toward satisfaction of the obligation to pay the increased sales charge. The Letter for an employer sponsored employee benefit plan maintained on the subaccount record keeping system available through the Distributor may have special provisions regarding payment of any increased sales charge resulting from a failure to complete the intended purchase under the Letter. A shareholder may include the value (at the maximum offering price) of all shares of such William Blair Funds held of record as of the initial purchase date under the Letter as an "accumulation credit" toward the completion of the Letter, but no price adjustment will be made on such shares. Only investments in Class A shares are included in this privilege.

CLASS A SHARES--CUMULATIVE DISCOUNT. Class A shares of a Fund may also be purchased at the rate applicable to the discount bracket attained by adding to the cost of shares of a Fund being purchased, the value of all Class A shares of the William Blair Funds (computed at the maximum offering price at the time of purchase for which the discount is applicable) already owned by the investor.

CLASS A SHARES--AVAILABILITY OF QUANTITY DISCOUNTS. An investor or the investor's dealer or other financial services firm must notify the Distributor whenever a quantity discount or reduced sales charge is applicable to a purchase. Upon such notification, the investor will receive the lowest applicable sales charge. Quantity discounts described above may be modified or terminated at any time.

EXCHANGE PRIVILEGE. Shareholders of Class A, Class B, Class C, Class N and Class I shares may exchange their shares for shares of the corresponding class of other William Blair Funds in accordance with the provisions below.

Class A Shares. Class A shares of the William Blair Funds may be exchanged for each other at their relative net asset values.

Class A shares of a Fund purchased under the Large Order NAV Purchase Privilege may be exchanged for Class A shares of another William Blair Fund under the exchange privilege described above without paying any contingent deferred sales charge at the time of exchange. If the Class A shares received on exchange are redeemed thereafter, a contingent deferred sales charge may be imposed in accordance with the foregoing requirements provided that the shares redeemed will retain their original cost and purchase date for purposes of the contingent deferred sales charge.

Class B Shares. Class B shares of a Fund may be exchanged for each other at their relative net asset values. Class B shares may be exchanged without a contingent deferred sales charge being imposed at the time of exchange. For purposes of the contingent deferred sales charge that may be imposed upon the redemption of the Class B shares received on exchange, amounts exchanged retain their original cost and purchase date.

Class C Shares. Class C shares of a Fund may be exchanged for each other at their relative net asset values. Class C shares may be exchanged without a contingent deferred sales charge being imposed at the time of exchange. For determining whether there is a contingent deferred sales charge that may be imposed upon the redemption of the Class C shares received, by exchange, they retain the cost and purchase date of the shares that were originally purchased and exchanged.

Class N Shares. Class N shares of the William Blair Funds may be exchanged for each other at their relative net asset values.

Class I Shares. Class I shares of the William Blair Funds may be exchanged for each other at their relative net asset values. However, clients of William Blair & Company, L.L.C. whose shares were converted into Class I shares on September 30, 1999 may exchange their Class I shares only for the Class I shares of another Fund whose shares they held on September 30, 1999 and which shares were converted into Class I shares; otherwise, such clients may only exchange their Class I shares for Class N shares of another Fund.

General. Shares of a William Blair Fund with a value in excess of $1,000,000 acquired by exchange from another William Blair Fund may not be exchanged thereafter until they have been owned for 15 days (the "15-Day Hold Policy"). For purposes of determining whether the 15-Day Hold Policy applies to a particular exchange, the value of the shares to be exchanged shall be computed by aggregating the value of shares being exchanged for all accounts under common control, discretion or advice, including without limitation accounts administered by a financial services firm offering market timing, asset allocation or similar services. The total value of shares being exchanged must at least equal the minimum investment requirement of the Fund into which they are being exchanged. Exchanges are made based on relative dollar values of the shares involved in the exchange. There is no service fee for an exchange; however, dealers or other firms may charge for their services in effecting exchange transactions. Exchanges will be effected by redemption of shares of the fund held and purchase of shares of the other Fund. For federal income tax purposes, any such exchange constitutes a sale upon which a gain or loss may be realized, depending upon whether the value of the shares being exchanged is more or less than the shareholder's adjusted cost basis of such shares. Shareholders interested in exercising the exchange privilege may obtain prospectuses of the other funds from dealers, other firms or the Distributor. Exchanges may be accomplished by a written request to William Blair, or by telephone if the shareholder has given authorization. Once the authorization is on file, the Distributor will honor requests by telephone subject to the limitations on liability under "Purchase, Repurchase and Redemption of Shares -- General." Any share certificates must be deposited prior to any exchange of such shares. During periods when it is difficult to contact the Distributor by telephone, it may be difficult to use the telephone exchange privilege. The exchange privilege is not a right and may be suspended, terminated or modified at any time. Exchanges may only be made for the funds that are available for sale in the shareholder's state of residence.

                            GENERAL TRUST INFORMATION

DETERMINATION OF NET ASSET VALUE. For each Fund, net asset value is not determined on the days that the New York Stock Exchange is closed, which generally includes the observance of New Year's Day, Dr. Martin Luther King Jr.'s Birthday, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. In addition, the net asset value for the Ready Reserves Fund is not calculated on the observance of Columbus Day and Veteran's Day. Net asset value is not required to be computed on a day when no orders to purchase shares were received and no shares were tendered for redemption.

As mentioned in the prospectus, the Ready Reserves Fund values its portfolio instruments at amortized cost in accordance with Rule 2a-7 under the 1940 Act, which means that they are valued at their acquisition cost (as adjusted for amortization of premium or discount), rather than at current market value. This involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the portfolio would receive if it sold the instrument. Calculations are made to compare the value of the portfolio's investments valued at amortized cost with market values. Market valuations are obtained by using actual quotations provided by market makers, estimates of market value or values obtained from yield data relating to classes of money market instruments published by reputable sources at the bid price for such securities.

If a deviation of one-half of one percent or more were to occur between the net asset value per share calculated by reference to market values and the portfolio's $1.00 per share net asset value, or if there were any other deviation that the Board of Trustees determined would result in a material dilution to shareholders or purchasers, the Board of Trustees would promptly consider what action, if any, should be initiated. If the portfolio's net asset value per share (computed using market values) declined, or was expected to decline, below $1.00 (computed using amortized cost), the Board of Trustees might temporarily reduce or suspend dividend payments in an effort to maintain the net asset value at $1.00 per share. As a result of such reduction or suspension of dividends or other action by the Board of Trustees, an investor would receive less income during a given period than if such a reduction or suspension had not taken place. Such action could result in investors receiving no dividends for the period during which they held shares and receiving, upon redemption, a price per share lower than that which they paid. On the other hand, if the portfolio's net asset value per share (computed using market values) were to increase, or were anticipated to increase, above $1.00 (computed using amortized cost), the Board of Trustees might supplement dividends in an effort to maintain the net asset value at $1.00 per share.

The Ready Reserves Fund has never had a deviation of one-half of one percent or more between its net asset value per share calculated by reference to market values and its $1.00 per share net asset value; therefore, no Board actions of the type described above have been taken. To use the amortized cost method of valuation, the portfolio is limited to investing in instruments that the Board of Trustees has determined present minimal credit risks and that are within certain rating categories of a nationally recognized statistical rating organization.

PERFORMANCE.

From time to time, the Trust may advertise its total return for prior period. Any such advertisement would include at least average annual total return quotations for one-year, five-year and ten-year (or since inception) periods. Other total return quotations, aggregate or average, over other time periods may also be included.

HISTORICAL PERFORMANCE.

In general. The historical performance or return of the Growth Fund, the Tax-Managed Growth Fund, the Large Cap Growth Fund, the Small Cap Growth Fund, the International Growth Fund, the Disciplined Large Cap Fund, the Value Discovery Fund and the Income Fund may be shown in the form of "average annual total return" and "total return" figures. The Tax-Managed Growth Fund may use annual average total return figures showing after-tax returns, including comparisons to tax-deferred vehicles such as Individual Retirement Accounts and variable annuities. The Income Fund's and Ready Reserves Fund's historical performance or return may also be shown in the form of "yield figures." These various measures of performance are described below.

Average annual total return and total return measure both the net investment income generated by and the effect of any realized and unrealized appreciation or depreciation of, the underlying investments of the portfolio, assuming the reinvestment of all dividends during the period. Average annual total return figures represent the average annual percentage change over the period in question. Total returns represent the aggregate percentage or dollar value change over the period in question. Yield is a measure of the net investment income per share earned over a specified period, expressed as a percentage of the net asset value. Yield is an annualized figure, which means that it assumes that a portfolio generates the same level of net investment income over a one-year period.

The Trust may advertise cumulative (non-annualized) total return of each class of shares of a Fund for various periods. Cumulative total return is calculated by measuring the value of an initial investment in a given class of shares of a Fund at a given time, deducting the value of all subsequent reinvested distributions, and dividing the net change in the value of the investment as of the end period by the amount of the initial investment and expressing the result as a percentage. Cumulative total return will be calculated separately for each class of shares. Cumulative total return calculations do not reflect the imposition of a contingent deferred sales charge, and if any such contingent deferred sales charge imposed at the time of redemption were reflected, it would reduce the performance quoted.

The Class A, B, C and I shares of the William Blair Growth Fund, the William Blair International Growth Fund, the William Blair Value Discovery Fund, and the William Blair Income Fund were not in existence before October 1, 1999. Only shares which are now Class N shares existed prior to that date. Performance information for the Class A, B, C, and I shares of those Funds for periods prior to that date is based upon the historical performance of the Class N shares of each Fund, adjusted to assume the expenses associated with the respective Class A, B, C, and I shares of that Fund.

The performance quotations for all of the Funds are based upon historical results and are not necessarily representative of future performance. Returns and net asset value will fluctuate. The Funds' performance depends upon general market conditions, operating expenses and the performance of the investment manager. Any additional fees charged by a dealer or other financial services firm would reduce the returns described in this section.

In addition, from time to time the Advisor has voluntarily absorbed certain operating expenses of certain of the Funds. For the Income Fund, the Advisor voluntarily waived certain advisory management fees for the fiscal years from 1990 to 1993. For the Value Discovery Fund, the Advisor voluntarily waived certain advisory fees from December 23, 1996 (Commencement of Operations) to December 31, 1997 and $14,000 of management fees in 1999 and $144,000 in 2000 and to the extent described under "Management of the Fund -- Investment Advisor and Distributor." For the Tax-Managed

Growth Fund, the Large Cap Growth Fund, the Small Cap Growth Fund, the Disciplined Large Cap Fund and the Value Discovery Fund, the Advisor is currently voluntarily waiving certain advisory fees. Without such waivers, the performance results noted above for these Funds would be lower.

Average annual total return. The Funds' average annual total return is computed in accordance with a standardized method prescribed by rules of the Securities and Exchange Commission. The average annual total return for a specific period is found by first taking a hypothetical $1,000 investment ("initial investment") in a portfolio's shares on the first day of the period and computing the "redeemable value" of that investment at the end of the period. The redeemable value is then divided by the initial investment and this quotient is taken to the nth root (n representing the number of years in the period) and 1 is subtracted from the result, which is then expressed as a percentage. This calculation assumes that all income dividends and capital gains distributions by a Fund have been reinvested at net asset value on the reinvestment dates during the period.

The average annual total return for the Class N shares of the Funds for the one-, five- and ten-year periods, or, if less, from commencement of operations through December 31, 2000 are as follows:


                                                                                                   10-YEAR OR
                                                                     1-YEAR         5-YEAR        LIFE OF FUND
                                                                     ------         ------        ------------

Growth Fund.....................................................     (7.47)%         14.87%          17.30%
Tax-Managed Growth Fund(1)......................................     (0.98)%         --               0.79%
Large Cap Growth Fund (1).......................................    (16.67)%         --             (15.31)%
Small Cap Growth Fund (1).......................................     33.68%          --              35.65%
International Growth Fund (2)...................................     (8.10)%         19.15%          16.35%
Disciplined Large Cap Fund (1)..................................     (9.68)%         --              (8.49)%
Value Discovery Fund (3)........................................     18.85%          --              14.09%
Income Fund.....................................................      9.99%           5.64%           7.23%

------------------
(1)  Commenced operations on December 27, 1999. Results are not annualized.
(2)  Commenced operations on October 1, 1992.
(3)  Commenced operations on December 23, 1996.

Average annual after-tax total return. The Tax-Managed Growth Fund's average annual after-tax total return is calculated by finding the average annual compounded rates of return over the 1-, 5-, and 10-year periods (or for the periods of the Fund's operations) that would equate the initial amount invested to the after-tax value, according to the following formula:

After tax return (pre-liquidation):

                                                 P(1+T)(n) = ATV (pre)
Where:              P =                a hypothetical initial payment of $1,000
                    T =                average annual total return
                    n =                number of years
                    ATV(pre) =         after-tax value of a hypothetical $1,000
                                       payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, 10-year periods, assuming no liquidation of the investment at the end of the measurement periods.

In calculating after-tax returns, the Fund will, in general, make certain assumptions. First, the Fund will assume the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 payment. Second, the Fund will assume all distributions by the Fund are reinvested-less the taxes due on such dividends and distributions-at the price stated in the prospectus (including any sales load imposed upon reinvestment of dividends) on the reinvestment dates during the period. Third, the Fund will calculate the taxes due on distributions by the Fund by applying the required federal marginal tax rates to each component of the distributions on the reinvestment date (e.g., ordinary income, short-term capital gain, long-term capital gain, etc.). Note that the required tax rates may vary over time. The Fund will assume no taxes are due on the portions of any distributions classified as exempt interest or non-taxable (i.e., return of capital). The Fund will not deduct any amounts for state or local taxes. Fourth, if the Fund elects to pass through any foreign taxes paid, the amount of the foreign taxes paid will be added to the ordinary income distribution before applying the required marginal tax rate to that portion of the distribution. Then, the taxes due on distributions will be reduced by the amount of the assumed foreign tax credit resulting from such distributions. If the calculated tax due is less than zero, the Fund will assume that the tax due equals to zero. Fifth, the Fund will include all recurring fees that are charged to all shareholder accounts. For any account fees that vary with the size of the account, the Fund will assume an account size equal to the Fund's mean (or median) account size. The Fund will assume that no additional taxes or tax credits result from any redemption of shares required to pay such fees. Finally, the Fund will state the total return to the nearest hundredth of one percent.

Total return. Total return performance for a specific period is calculated by first taking an investment (assumed below to be $10,000) ("initial investment") in a Fund's shares on the first day of the period and computing the "ending value" of that investment at the end of the period. The total return percentage is then determined by subtracting the initial investment from the ending value, dividing the remainder by the initial investment and expressing the result as a percentage. This calculation assumes that all income and capital gains dividends by the Fund have been reinvested at net asset value on the reinvestment dates during the period. Total return may also be shown as the increased dollar value of the hypothetical investment over the period.

The total return for the Class N shares of the Funds for the one-, five- and ten-year periods, or, if less, from commencement of operations through December 31, 2000 are as follows:


                                                                                                               10-YEAR OR
                                                                                   1-YEAR        5-YEAR       LIFE OF FUND
                                                                                   ------        ------       ------------

              Growth Fund.....................................................     (7.47)%        99.99%        393.22%
              Tax-Managed Growth Fund(1)......................................     (0.98)%        --              0.80%
              Large Cap Growth Fund (1).......................................    (16.67)%        --            (15.50)%
              Small Cap Growth Fund (1).......................................     33.68%         --             36.22%
              International Growth Fund (2)...................................     (8.10)%       140.19%        244.38%
              Disciplined Large Cap Fund (1)..................................     (9.68)%        --             (8.60)%
              Value Discovery Fund (3)........................................     18.85%         --             69.41%
              Income Fund.....................................................      9.99%         31.60%        100.91%

------------------
(1)  Commenced operations on December 27, 1999.
(2)  Commenced operations on October 1, 1992.
(3)  Commenced operations on December 23, 1996.

Yield. Like the portfolios' average annual total return, the yield for the Income Fund is computed in accordance with a standardized method prescribed by rules of the Securities and Exchange Commission. The yield is computed by dividing the net investment income per share earned during a specific one-month or 30-day period by the offering price per share on the last day of that period according to the following formula:

                        YIELD = 2[(((a-b)/cd)+1)(6) - 1]

Where:              a =                dividends and interest earned during the
                                       period
                    b =                expenses accrued for the period (net of
                                       reimbursements)
                    c =                the average daily number of shares
                                       outstanding during the period entitled
                                       to receive dividends
                    d =                the offering price (net asset value) per
                                       share on the last day of the period

The Income Fund's current yield for the 30-day period ended December 31, 2000 was 6.32%. Semiannual compounding is assumed.

In computing the foregoing yield, the portfolio follows certain standardized accounting practices specified by Securities and Exchange Commission rules. These practices are not necessarily consistent with those that the Fund uses to prepare its annual and interim financial statements in accordance with generally accepted accounting principles.

From time to time, the Trust may include in its sales literature and shareholder reports a quotation of the current "distribution rate" for the Income Fund. Distribution rate is simply a measure of the level of income and short-term capital gain dividends distributed for a specified period. It differs from yield, which is a measure of the income actually earned by the Income

Fund's investments and from total return, which is a measure of the income actually earned by, plus the effect of any realized or unrealized appreciation or depreciation of, such investments during the period. Distribution rate, therefore, is not intended to be a complete measure of performance. Distribution rate may sometimes be greater than yield since, for instance, it may include short-term gains (which may be nonrecurring) and may not include the effect of amortization of bond premiums.

The Ready Reserves Fund's yield quotations as they may appear in advertising and sales materials also are calculated by a standard method prescribed by rules of the Securities and Exchange Commission. Under that method, the current yield quotation is annualized based on a seven-day period and computed as follows: the portfolio's net investment income per share (accrued interest on portfolio securities, plus or minus amortized purchase discount or premium, less accrued expenses) is divided by the price per share (expected to remain constant at $1.00) during the period ("base period return") and the result is divided by seven and multiplied by 365 and the current yield figure is carried to the nearest one-hundredth of one percent. Realized capital gains or losses and unrealized appreciation or depreciation of investments are not included in the calculation. The effective yield is determined by taking the base period return and calculating the effect of assumed compounding according to the following formula:

                  YIELD = [(BASE PERIOD RETURN +1)(365/7)] - 1

The Ready Reserves Fund's effective yield is calculated similarly to its current yield, except that the net investment income earned is assumed to be compounded when annualized. The Ready Reserves Fund effective yield will be slightly higher than its current yield due to compounding.

The Ready Reserves Fund's current yield for the seven-day period ended December 31, 2000 was 5.94%. The Ready Reserves Fund's effective yield for the same period was 6.10%.

The Ready Reserves Fund's yield fluctuates and the publication of an annualized yield quotation is not a representation as to what an investment in the Fund will actually yield for any given future period. Actual yields will depend not only on changes in interest rates on money market instruments during the period the investment in the portfolio is held, but also on such matters as any realized gains and losses and changes in Fund expenses.

COMPARISON OF FUND PERFORMANCE TO MARKET INDICES.

From time to time, in marketing and other Trust literature, each Fund's performance may be compared to the performance of other mutual funds in general or to the performance of particular types of mutual funds with similar goals, as tracked by independent organizations. Such market comparisons are set forth briefly below.

From time to time, the Funds' performance may be compared to that of various unmanaged stock indices such as the Standard & Poor's 500 Stock Index, NASDAQ, Value Line and Russell 1000, 2000 and 3000. The Funds' performance may also be compared to the performance of other growth mutual funds or mutual fund indices as reported by Weisenberger/CDA Investment Technologies, Inc. ("CDA"), Lipper Analytical Services, Inc. ("Lipper") or Morningstar, Inc. ("Morningstar").

     o CDA: CDA is a widely recognized independent mutual fund reporting service that is based upon changes in net asset value with all dividends reinvested.

     o LIPPER: Lipper is a widely used independent research firm that ranks mutual funds' overall performance, investment objectives and assets. Lipper performance figures are based on changes in net asset value, with all income and capital gain dividends assumed to be reinvested. Lipper's calculations do not include the effect of any sales charges imposed by other funds. Lipper also issues a monthly yield analysis for fixed- income funds.

     o MORNINGSTAR: Morningstar rates funds on the basis of historical risk and total return. Morningstar's ratings range from five stars (highest) to one star (lowest) and represent Morningstar's assessment of the historical risk level and total return of a fund as a weighted average for three-, five- and ten-year periods. Ratings are not absolute and do not represent future results. Morningstar also publishes mutual fund rankings.

The portfolios may also compare their performance with that of indices, such as the Consumer Price Index or the Lehman Intermediate Government/Corporate Bond Index. The Lehman bond index is unmanaged and does not adjust for taxes payable on interest or dividends. When assessing a portfolio's performance as compared to that of any of these indices, it is important to note the differences and similarities between the investments that the portfolio may purchase and the investments measured by the applicable indices.

     o CONSUMER PRICE INDEX: The Consumer Price Index is generally considered to be a measure of inflation.

     o LEHMAN GOVERNMENT/CREDIT BOND INDEX: This index generally represents the performance of intermediate government and investment grade corporate debt securities under various market conditions.

The Trust may also utilize performance information in hypothetical illustrations. For example, a Fund may, from time to time: (1) illustrate the benefits of tax-deferral by comparing taxable investments to investments made through tax-deferred retirement plans; (2) illustrate in graph or chart form, or otherwise, the benefits of dollar cost averaging by comparing investments made pursuant to a systematic investment plan; (3) illustrate allocations among different types of mutual funds or other investments for investors at different stages of their lives; and (4) illustrate the benefits of compounding at various assumed rates of return.

Bank product performance may be based upon, among other things, the Bank Rate Monitor National Index or various certificates of deposit indices. Performance of U.S. Treasury obligations may be based upon, among other things, various U.S. treasury bill indices. Certain of these alternative investments may offer fixed rates of return and guaranteed principal and may be insured. Money market fund performance may be based upon, among other things, the IBC/Donoghue's Money Fund Average (All Taxable). Investors may also want to compare the historical returns of various investments, performance indexes of those investments or economic indicators, including but not limited to stocks, bonds, certificates of deposit, money market funds and U.S. Treasury obligations and the rate of inflation.

Comparative performance information other than that listed above may be used from time to time in advertising the International Growth Fund, including data from Micropal Ltd., an independent fund reporting service, and independent unmanaged indices. For the International Growth Fund indices include the Morgan Stanley Capital International's Europe, Australia and the Far East (EAFE) Index or Morgan Stanley Capital International's All Country World (Free) Except United States (ACWFxUS) Index.

From time to time marketing materials may show a Fund's asset class diversification, top sectors, ten largest holdings and other Fund asset structures. In addition, marketing materials may include various actual or estimated portfolio characteristics, including but not limited to median market capitalizations, earnings per share, alphas, betas, price/earnings ratios, returns on equity, dividend yields, capitalization ranges, growth rates, price/book ratios, and breakdowns by geographic regions or industries. Materials may also mention how the Advisor believes a Fund compares relative to other William Blair Funds.

The portfolios may quote information from industry or financial publications of general U.S. or international interest, such as information from Morningstar, the Wall Street Journal, Money Magazine, Forbes, Barron's, Fortune, the Chicago Tribune, USA Today, Institutional Investor and Registered Representative. From time to time, the Advisor or portfolio manager may provide views on the current economy and portfolio strategy. In addition, portfolio holdings are available on a delayed basis upon request.

Occasionally statistics may be used in marketing materials to specify a Fund's volatility or risk. The general premise is that greater volatility connotes greater risk undertaken in achieving performance. Measures of volatility or risk are generally used to compare a Fund's net asset value or performance relative to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market as represented by the Standard & Poor's 500 Stock Index. A beta of more than 1.00 indicates volatility greater than the market, and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is a statistical tool that measures the degree to which a fund's performance has varied from its average performance during a particular time period.

Standard deviation is calculated using the following formula:

               Standard deviation = the square root of S(xi - xm)2

                                       n-1

Where:              S =                 "the sum of",
                    xi =                each individual return during the time
                                        period,
                    xm =                the average return over the time period,
                                        and
                    n =                 the number of individual returns during
                                        the time period.

Statistics may also be used to discuss a Fund's relative performance. One such measure is alpha. Alpha measures the actual return of a fund compared to the expected return of a fund given its risk (as measured by beta). The expected return is based on how the market as a whole performed, and how the particular fund has historically performed against the market. Specifically, alpha is the actual return less the expected return. The expected return is computed by multiplying the advance or decline in a market representation by the Fund's beta. A positive alpha quantifies the value that the fund manager has added, and a negative alpha quantifies the value that the fund manager has lost.

Other measures of volatility and relative performance may be used as appropriate. However, all such measures will fluctuate and do not represent future results.

TAX STATUS. Each series (Fund) of the Trust is treated as a separate entity for accounting and tax purposes. The Trust has qualified and elected to be treated as a "regulated investment company" under Subchapter M of the Internal Revenue Code (the "Code") and intends to continue to so qualify in the future. As such, and by complying with the applicable provisions of the Code regarding the sources of its income, the timing of its distributions and the diversification of its assets, the Trust will not be subject to Federal income tax on its taxable income (including net short-term and long-term capital gains) that is distributed to shareholders in accordance with the timing requirements of the Code.

Each Fund intends to declare and make distributions during the calendar year of an amount sufficient to prevent imposition of a 4% nondeductible Federal excise tax. The required distribution generally is the sum of 98% of a Fund's net investment income for the calendar year plus 98% of its net capital gain income for the one-year period ending October 31, plus the sum of any undistributed net investment income and capital gain net income from the prior year, less any over-distribution from the prior year.

The Trust is required to withhold Federal income tax at the rate of 31% (commonly called "backup withholding") from taxable distributions to shareholders that do not provide the Fund with a taxpayer identification (social security) number or in other circumstances where shareholders have failed to comply with Internal Revenue Service regulations.

Special tax provisions may accelerate or defer recognition of certain gains or losses, change the character of certain gains or losses or alter the holding periods of certain of a Fund's securities. Specifically, the mark-to-market rules of the Code may require a Fund to recognize unrealized gains and losses on certain forward contracts, futures and foreign currency futures held by a Fund at the end of the Trust's fiscal year. Under these provisions, 60% of any capital gain net income or loss recognized will generally be treated as long-term and 40% as short-term. Although certain foreign currency forward contracts and foreign currency futures contracts are marked-to-market, any gain or loss related to foreign currency fluctuations is generally treated as ordinary income under Section 988 of the Code (see below). In addition, the straddle rules of the Code require deferral of certain losses realized on positions of a straddle to the extent that the portfolio has unrealized gains in offsetting positions at year end. The portfolios have elected to mark-to-market their investments in passive foreign investment companies for Federal income tax purposes.

Foreign exchange gains and losses realized by the Trust in connection with certain transactions that involve foreign currency-denominated debt securities, certain foreign currency options, foreign currency forward contracts, foreign currencies or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. For example, if a Fund sold a foreign stock or bond and part of the gain or loss on the sale was attributable to an increase or decrease in the value of a foreign currency, then the currency gain or loss may be treated as ordinary income or loss. If such transactions result in higher net ordinary income, the dividends paid by the Fund will be increased; if such transactions result in lower net ordinary income, a portion of dividends paid could be classified as a return of capital.

The International Growth Fund may qualify for and make an election permitted under the "pass through" provisions of Section 853 of the Code, which allows a regulated investment company to elect to have its foreign tax credit taken by its shareholders instead of on its own tax return. To be eligible for this credit, more than 50% of the value of the Fund's total assets at the close of its taxable year must consist of stock or other securities in foreign corporations, and the Fund must have distributed at least 90% of its taxable income.

If a Fund makes this election, it may not take any foreign tax credit and may not take a deduction for foreign taxes paid. However, the Fund is allowed to include the amount of foreign taxes paid in a taxable year in its dividends paid deduction. Each shareholder would then include in his gross income, and treat as paid by him, his proportionate share of the foreign taxes paid by the Fund.

If the U.S. government were to impose any restrictions, through taxation or other means, on foreign investments by U.S. investors such as those to be made through the Fund, the Board of Trustees will promptly review the Fund's policies to determine whether significant changes in its investments are appropriate.

Non-U.S. investors not engaged in a U.S. trade or business with which their investment in a Fund is effectively connected will be subject to U.S. Federal income tax treatment that is different from that described above and in the prospectus. Such investors may be subject to nonresident alien withholding tax at the rate of 30% (or a lower rate under an applicable tax treaty) on amounts treated as ordinary dividends from the Fund, unless an effective IRS Form W-8 or authorized substitute for Form W-8 is on file, and to 31% backup withholding on certain other payments from the Fund. Non U.S. investors should consult their tax advisers regarding such treatment and the application of foreign taxes to an investment in a Fund.

RETIREMENT PLANS. The Trust offers a variety of retirement investment programs whereby contributions are invested in shares of the Trust's Funds and any income dividends or capital gain distributions are reinvested in additional full and fractional shares of the Fund.

Individual Retirement Accounts. One of the tax-deferred retirement plan accounts that may hold shares is an Individual Retirement Account ("IRA"). There are three kinds of IRAs that an individual may establish: traditional IRAs, Roth IRAs and education IRAs. With a traditional IRA, an individual may be able to make a deductible contribution of up to $2,000 or, if less, the amount of the individual's earned income for any taxable year prior to the year the individual reaches age 70 1/2 if neither the individual nor his or her spouse is an active participant in an employer's retirement plan. An individual who is (or who has a spouse who is) an active participant in an employer retirement plan may be eligible to make deductible IRA contributions; the amount, if any, of IRA contributions that are deductible by such an individual is determined by the individual's (and spouse's, if applicable) adjusted gross income for the year. Even if an individual is not permitted to make a deductible contribution to an IRA for a taxable year, however, the individual nonetheless may make nondeductible contributions up to $2,000, or 100% of earned income if less, for that year. A spouse also may contribute up to $2,000, as long as the spouses' joint earned income is at least $4,000. There are special rules for determining how withdrawals are to be taxed if an IRA contains both deductible and nondeductible amounts. In general, a proportionate amount of each withdrawal will be deemed to be made from nondeductible contributions; amounts treated as a return of nondeductible contributions will not be taxable. Lump sum distributions from another qualified retirement plan may be rolled over into a traditional IRA also.

With a Roth IRA, an individual may make only nondeductible contributions; contributions can be made of up to $2,000 or, if less, the amount of the individual's earned income for any taxable year, but only if the individual's (and spouse's, if applicable) adjusted gross income for the year is less than $95,000 for single individuals or $150,000 for married individuals. The maximum contribution amount phases out and falls to zero between $95,000 and $110,000 for single persons and between $150,000 and $160,000 for married persons. Contributions to a Roth IRA may be made even after the individual attains age 70 1/2. Distributions from a Roth IRA that satisfy certain requirements will not be taxable when taken; other distributions of earnings will be taxable. An individual with adjusted gross income of $100,000 or less generally may elect to roll over amounts from a traditional IRA to a Roth IRA. The full taxable amount held in the traditional IRA that is rolled over to a Roth IRA will be taxable in the year of the rollover, except rollovers made in 1998, which may be included in taxable income over a four-year period.

An education IRA provides a method for saving for the higher education expenses of a child; it is not designed for retirement savings. Generally, amounts held in an education IRA may be used to pay for qualified higher education expenses at an eligible (post-secondary) educational institution. An individual may contribute to an education IRA for the benefit of a child under 18 years old if the individual's income does not exceed certain limits. The maximum contribution for the benefit of any one child is $500 per year. Contributions are not deductible, but earnings accumulate tax-free until withdrawal, and withdrawals used to pay qualified higher education expenses of the beneficiary (or transferred to an education IRA of a qualified family member) will not be taxable. Other withdrawals will be subject to tax.

Please call the Trust to obtain information regarding the establishment of IRAs. An IRA plan custodian may charge fees in connection with establishing and maintaining the IRA. An investor should consult with a competent tax adviser for specific advice concerning his or her tax status and the possible benefits of establishing one or more IRAs. The description above is only very general; there are numerous other rules applicable to these plans to be considered before establishing one.

Shareholders should consult their tax advisors about the application of the provisions of tax law in light of their particular tax situations.

Simplified Employee Pension Plans. An employer may establish a SEP plan under which the employer makes contributions to all eligible employees' IRAs. Any Fund's shares may be used for this purpose.

Qualified Retirement Plans. A corporation, partnership or sole proprietorship may establish a qualified money purchase pension and profit sharing plan and make contributions for each participant up to the lesser of 25% of each participant's gross compensation or $30,000. Such contributions may be made by the employer and, if certain conditions are met, participants may also make nondeductible voluntary contributions.

Under the Code, an investor has at least seven days in which to revoke an IRA after receiving certain explanatory information about the plan. Individuals who have received distributions from certain qualified plans may roll over all or part of such distributions into an IRA, which will defer taxes on the distributions and shelter investment earnings. Trustees of qualified retirement plans and 403(b)(7) accounts are required by law to withhold 20% of the taxable portion of any distribution that is eligible to be "rolled over." The 20% withholding requirement, however, does not apply to distributions from IRAs or any part of a distribution that is transferred directly to another qualified retirement plan, 403(b)(7) account or IRA. Shareholders are advised to consult with a tax professional regarding this requirement.

INDEPENDENT AUDITORS. The Trust's independent auditors are Ernst & Young LLP, Sears Tower, 233 South Wacker Drive, Chicago, Illinois 60606. Ernst & Young audits and reports upon the Trust's annual financial statements, reviews certain regulatory reports, prepares the Trust's Federal and state tax returns and performs other professional accounting, auditing, tax and advisory services when engaged to do so by the Trust.

LEGAL COUNSEL. Vedder, Price, Kaufman & Kammholz, 222 North LaSalle Street, Chicago, Illinois 60601, is the Trust's Counsel.

CUSTODIAN. The Trust's custodian, Investors Bank and Trust Company, 200 Clarendon Street, Boston, Massachusetts 02117, has custody of all securities and cash of the Trust and attends to the collection of principal and income and payment for and collection of proceeds of securities bought and sold by the Trust. The custodian for IRAs may be State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110.

TRANSFER AGENT SERVICES. State Street Bank and Trust Company ("State Street"), 225 Franklin Street, Boston, Massachusetts 02110, is the Trust's transfer agent and dividend-paying agent. State Street, as the shareholder service agent, provides certain bookkeeping, data processing and administrative services pertaining to the maintenance of shareholder accounts.

REPORTS TO SHAREHOLDERS. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.

                               SHAREHOLDER RIGHTS

All shares of each Fund have equal rights with respect to dividends, assets and liquidation of a portfolio and equal, noncumulative voting rights. Noncumulative voting rights allow the holder or holders of a majority of shares, voting together for the election of directors, to elect all the directors. All shares of each Fund will be voted in the aggregate, except when a separate vote by Fund is required under the 1940 Act. Shares are fully paid and nonassessable when issued, are transferable without restriction and have no preemptive or conversion rights.

Under Delaware law, the Trust generally is not required to hold annual shareholders' meetings. Upon the written request of ten or more shareholders that have held Fund shares for at least six months in an amount equal to the lesser of 1% of the outstanding shares or $25,000, the Fund will either disseminate appropriate materials (at the expense of the requesting shareholders) or provide such shareholders access to a list of names and addresses of all shareholders of record. The written notice must state that the shareholders making such request wish to communicate with the other shareholders to obtain the signatures necessary to demand a meeting to consider removal of a director. The Fund will hold shareholders' meetings when requested to do so in writing by one or more shareholders collectively holding at least 10% of the shares entitled to vote, such request specifying the purpose or purposes for which each meeting is to be called, or when determined by a majority of the Board of Trustees in their discretion. Shareholders' meetings also will be held in connection with the following matters: (1) the election or removal of directors, if a meeting is called for such purpose; (2) the adoption of any contract for which shareholder approval is required by the Act; (3) any termination of the Fund; (4) any amendment of the Declaration of Trust; (5) any merger, consolidation or sale of assets; (6) incorporation of the Trust; and (7) such additional matters as may be required by law, the Declaration of Trust, the By-Laws of the Fund or any registration of the Fund with the Securities and Exchange Commission or any state, or that the Trustees may consider necessary or desirable, such as changes in fundamental investment objectives, policies or restrictions.

The Trustees serve until the next meeting of shareholders, if any, called for the purpose of electing trustees and until the election and qualification of their successors or until a director sooner dies, resigns, retires, or is removed by a majority vote of the shares entitled to vote or by a majority of the trustees. In accordance with the Act, the Trust will hold a shareholder meeting for the election of trustees at such time that (1) less than a majority of the trustees has been elected by the shareholders and (2) if, as a result of a vacancy in the Board of Trustees, less than two-thirds of the trustees have been elected by the shareholders. A trustee may be removed from office by a vote of the holders of a majority of the outstanding shares entitled to vote.

                               INVESTMENT CRITERIA

VALUE DISCOVERY FUND. The Value Discovery Fund's investment objective is to seek long-term capital appreciation. The Fund pursues its objective by investing with a value discipline primarily in the equity securities of small companies. The Advisor's small cap value search begins with the total universe of companies with market capitalizations of less than $1.5 billion. This represents approximately 90% of all companies trading in the U.S. They identify and quantify potential price/value disparities, conduct fundamental due diligence and formulate an opinion of the firm, estimate the value of the fund, calculate the total expected return for all portfolio and database firms daily, build a portfolio of high-expected return, low valuation and high quality firms and adhere to a structured sell discipline. In selecting companies for investment, the Advisor evaluates the extent to which a company meets the investment criteria set forth below. The weight given to a particular investment criterion will depend upon the circumstances, and some portfolio holdings may not meet all of the following criteria:

          Material Price/Value Disparity-whether the company's current market value reflects a material discount from the Advisor's estimate of the company's intrinsic value. In determining a company's intrinsic value, the Advisor generally will assess whether a company's share price appears to be inexpensive relative to any of the following: sales, projected earnings, projected cash flow, discounted cash flow, asset values and liquidation value. The discount of the market value from the intrinsic value is considered material when it provides an adequate return opportunity compared to alternative small company investments. The Advisor believes that the short-term market assessment of a company's value can differ materially from a long-term perspective. Therefore, price/value disparities can result from particular industries and companies currently being in disfavor in the market. As the reasons for market disfavor dissipate, a market reassessment can result in price appreciation. However, there is no guarantee that this will result in market appreciation for a company.

          Probable Expansion in Profitability-whether the company has a reasonable expectation of improving its level of profitability over a three-year investment horizon. The Advisor believes an expansion in profit margins generally results in improved market valuation. Therefore, the Advisor will look for companies that it believes have the potential for normal, sustainable levels of profitability greater than their current levels. Factors used to assess the normal level of future profitability for a company include industry profit levels and competitiveness and the company's competitive advantages and business strategy.

          Skilled and Committed Management-whether the company has a capable and skilled management team and a clearly articulated and logical business strategy with a reasonable probability of successful execution. Generally, this determination will be made through due diligence with management, which often includes on-site meetings. Factors used to assess management's ability to execute its business strategy include tangible evidence of prior business success and management's level of financial commitment to the company through equity ownership.

          Strong Capital Structure-whether the company has a relatively simple, clean financial structure without excessive use of financial leverage. In addition, the company should adhere to conservative and straightforward accounting practices.

          Positive Catalyst-the likelihood that the company will undergo a positive corporate change within a three-year investment horizon. Examples of positive corporate changes may include: successful execution of its business plan, acquisitions, mergers, spin-offs, divestitures, new products and management additions or changes. The portfolio seeks to invest in companies before a positive catalyst becomes apparent to the market.

INCOME FUND. The Advisor uses the following process to construct fixed income portfolios:

     o A maturity range is selected that meets the fund's overall risk parameters.

     o Cash levels and maturity distributions are chosen to reflect current and expected interest rates. The fund's need for liquidity is also factored.

     o When buying securities, careful attention is paid to factors such as options, prepayments, etc., that may adversely affect prices in different interest rate environments.

     o Individual, non-government position sizes are limited to less than 10% of the value of the Fund.

     o Bond types are varied to favor sectors expected to benefit from periodic changes in yield spreads.

                                  TRUST HISTORY

The Trust is a Delaware business trust organized under a Declaration of Trust dated September 8, 1999. The Trust was formerly organized as a Maryland corporation on September 22, 1987 under the name of William Blair Ready Reserves, Inc. (the "Company"). On April 30, 1991, a reorganization of the Company and Growth Industry Shares, Inc., a Maryland corporation, occurred such that Growth Industry Shares, Inc. was reorganized into a separate portfolio of the Company, now the Growth Fund, and the Fund changed its name to William Blair Mutual Funds, Inc. On December 15, 1999, the Company was reorganized into the Trust and changed its name to William Blair Funds. The Trust operates as an open-end, management type investment company, as defined in the 1940 Act. Presently, the Trust is offering shares of the nine funds described in the prospectuses, all of which are diversified portfolios. The Board of Trustees of the Trust may, however, establish additional portfolios with different investment objectives, policies and restrictions in the future.

                       FINANCIAL INFORMATION OF THE TRUST

The Trust's audited financial statements, including the notes thereto, contained in the Trust's annual reports to shareholders for the period ended December 31, 2000, are incorporated herein by reference. Additional copies of the reports to shareholders may be obtained without charge by writing or calling the Trust.

                                  APPENDIX A -
                     DESCRIPTION OF MONEY MARKET INSTRUMENTS

The following information includes a description of certain money market instruments in which the Ready Reserves Fund portfolio may invest to the extent consistent with its investment objective.

UNITED STATES GOVERNMENT SECURITIES. These include marketable securities issued by the United States Treasury, which consist of bills, notes and bonds. Such securities are direct obligations of the United States government and are backed by the full faith and credit of the United States. They differ mainly in the length of their maturity. Treasury bills, the most frequently issued marketable government security, have a maturity of up to one year and are issued on a discount basis.

GOVERNMENT AGENCY SECURITIES. These include debt securities issued by government-sponsored enterprises, federal agencies or instrumentalities and international institutions. Such securities are not direct obligations of the U.S. Treasury but involve some government sponsorship or guarantees. Different instruments have different degrees of government backing. For example, securities issued by the Federal National Mortgage Association are supported by the agency's right to borrow money from the U.S. Treasury under certain circumstances. Securities issued by the Student Loan Marketing Association are supported only by the credit of the agency that issued them. Thus, the Fund may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment.

SHORT-TERM CORPORATE DEBT INSTRUMENTS. These include commercial paper (including variable amount master demand notes), which refers to short-term unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. In addition, some short-term paper, which can have a maturity exceeding nine months, is issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933 ("Section 4(2) paper"). The Ready Reserves Fund portfolio may invest in Section 4(2) paper with maturities of twelve months or less. Section 4(2) paper is restricted as to disposition under the Federal securities laws and generally is sold to institutional investors such as the Fund who agree that they are purchasing the paper for investment and not with a view to public distribution. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payees of such notes, whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes.

Because variable amount master demand notes are direct lending arrangements between the lender and the borrower, it is not generally contemplated that such instruments will be traded and there is no secondary market for the notes. Typically, agreements relating to such notes provide that the lender may not sell or otherwise transfer the note without the borrower's consent. Such notes provide that the interest rate on the amount outstanding is adjusted periodically, typically on a daily basis in accordance with a stated short-term interest rate benchmark. Since the interest rate of a variable amount master demand note is adjusted no less often than every 60 days and since repayment of the note may be demanded at any time, the Fund values such a note in accordance with the amortized cost basis at the outstanding principal amount of the note.

Also included are nonconvertible corporate debt securities (e.g., bonds and debentures) with no more than one year remaining to maturity at the date of settlement. Corporate debt securities with a remaining maturity of less than one year tend to become quite liquid, have considerably less market value fluctuations than longer term issues and are traded as money market securities.

BANK MONEY INSTRUMENTS. These include instruments such as certificates of deposit, time deposits and bankers' acceptances. Certificates of deposit are generally short-term, interest-bearing negotiable certificates issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. A time deposit is a non-negotiable deposit in a banking institution earning a specified interest rate over a given period of time. A banker's acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). The borrower is liable for payment as well as the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity.

REPURCHASE AGREEMENTS. A repurchase agreement is an instrument under which the purchaser (e.g., a mutual fund) acquires ownership of an obligation (debt security) and the seller agrees, at the time of the sale, to repurchase the obligation at a mutually agreed upon time and price, thereby determining the yield during the purchaser's holding period. This results in a fixed rate of return insulated from market fluctuations during such period. The underlying securities will consist only of U.S. Government or government agency or instrumentality securities.

Repurchase agreements usually are for short periods, typically less than one week. Repurchase agreements are considered to be loans under the 1940 Act, with the security subject to repurchase, in effect, serving as "collateral" for the loan. The Fund will require the seller to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement. In the event of a default by the seller because of bankruptcy or otherwise, the Fund may suffer time delays and incur costs or losses in connection with the disposition of the collateral.

                    APPENDIX B - RATINGS OF DEBT OBLIGATIONS
                            COMMERCIAL PAPER RATINGS

A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard and Poor's for commercial paper:

"A-1" - Issue's degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted "A-1+."

"A-2" - Issue's capacity for timely payment is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

"A-3" - Issue has an adequate capacity for timely payment. It is, however, somewhat more vulnerable to the adverse effects of changes and circumstances than an obligation carrying a higher designation.

"B" - Issue has only a speculative capacity for timely payment.

"C" - Issue has a doubtful capacity for payment.

"D" - Issue is in payment default. The "D" category is used when interest payments or principal payments are not made on the due date, even if the applicable grace period has not expired when S& P believes such payments will be made during such grace period.

Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of one year, unless explicitly noted. The following summarizes the rating categories used by Moody's for commercial paper:

"Prime-1" - Issuer or related supporting institutions are considered to have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

"Prime-2" - Issuer or related supporting institutions are considered to have a strong capacity for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

"Prime-3" - Issuer or related supporting institutions have an acceptable ability for repayment of senior short-term debt obligations. The effects of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

"Not Prime"- Issuer does not fall within any of the Prime rating categories.

Fitch short-term ratings apply generally to debt obligations that are payable on demand or have original maturities of up to three years. The following summarizes the rating categories used by Fitch for short-term obligations:

"F-1+" - Securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

"F-1" - Securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

"F-2" - Securities possess good credit quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the "F-1+" and "F-1" categories.

"F-3" - Securities possess fair credit quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

"F-S" - Securities possess weak credit quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

"D" - Securities are in actual or imminent payment default.

                        CORPORATE LONG-TERM DEBT RATINGS

The following summarizes the ratings used by Standard & Poor's for corporate and municipal debt:

"AAA" - This designation represents the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment is extremely strong.

"AA" - An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

"A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

"BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

"BB," "B," "CCC," "CC," and "C" - Debt is regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

"BB" - Debt is less vulnerable to non-payment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to obligor's inadequate capacity to meet its financial commitment on the obligation.

"B" - Debt is more vulnerable to non-payment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

"CCC" - Debt is currently vulnerable to non-payment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

"CC" - An obligation rated "CC" is currently highly vulnerable to non-payment.

"C" - The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

"D" - An obligation rated "D" is in payment default. This rating is used when payments on an obligation are not made on the date due, even if the applicable grace period has not expired, unless S & P believes that such payments will be made during such grace period. "D" rating is also used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized.

PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

"r" - This rating is attached to highlight derivative, hybrid, and certain other obligations that S & P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

"Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

"Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

"A" - Bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

"Baa" - Bonds considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

"Ba," "B," "Caa," "Ca," and "C" - Bonds that possess one of these ratings provide questionable protection of interest and principal ("Ba" indicates some speculative elements; "B" indicates a general lack of characteristics of desirable investment; "Caa" represents a poor standing; "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.

Con. (-) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

(P) - When applied to forward delivery bonds, indicates that the rating is provisional pending delivery of the bonds. The rating may be revised prior to delivery if changes occur in the legal documents or the underlying credit quality of the bonds.

Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1, Baa1, Ba1 and B1.

The following summarizes the highest four ratings used by Fitch for corporate and municipal bonds:

"AAA" - Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

"AA" - Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+."

"A" - Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

"BBB" - Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more

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likely to have an adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

"BB" - Bonds considered to be speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist the obligor in satisfying its debt service requirements.

"B" - Bonds are considered highly speculative. While securities in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

"CCC" - Bonds have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

"CC" - Bonds are minimally protected. Default in payments of interest and/or principal seems probable over time.

"C" - Bonds are in imminent default in payment of interest or principal.

"DDD," "DD" and "D" - Bonds are in default on interest and/or principal payments. Such securities are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these securities, and "D" represents the lowest potential for recovery.

To provide more detailed indications of credit quality, the Fitch ratings from and including "AA" to "C" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.

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